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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2007 through April 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                     GLOBAL
                                    AGGREGATE
                                    BOND FUND

                                   Semiannual
                                     Report

                                     4/30/08

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2

Portfolio Management Discussion               4

Portfolio Summary                             8

Prices and Distributions                      9

Performance Update                           10

Comparing Ongoing Fund Expenses              13

Schedule of Investments                      15

Financial Statements                         26

Notes to Financial Statements                33

Trustees, Officers and Service Providers     40

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------

We are pleased to present the first shareholder report for Pioneer Global Aggregate Bond Fund. The Fund, introduced to investors on December 28, 2007, offers investors the opportunity to receive current income from a prudently managed portfolio of investment-grade, fixed-income securities from the world's industrialized nations. The Fund draws upon Pioneer's international reach as well as its demonstrated expertise in investing in fixed-income markets around the globe.

The experiences in the world's capital markets during the first four months of 2008 reinforce the importance of two general investment themes: stay diversified and keep your portfolio invested in the markets. These are principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued, the auction rate preferred market seized up. The U.S. Federal Reserve expanded its lender-of-last-resort role to include lending to primary dealers and continued to cut interest rates. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth.

Markets reacted poorly to the developments leading up to the problems at Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding calendar year. Treasury bond prices rose as the market underwent a flight to quality. In the six weeks between the near failure of Bear Stearns and the end of April, though, there were no further market crises, recession fears faded in light of positive economic news, and stock markets rallied, recouping some of their first-quarter losses, while Treasury bond prices fell back.

Over the four months ending April 30, 2008, the U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index,

Letter

rose 1.95%. Over the same period, the Lehman Brothers Global Aggregate Bond, a reflection of investment-grade bond performance throughout the world, gained 4.60%. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, rose 1% over the four months ending April 30, 2008. Also during the period, the Merrill Lynch Global High Yield and Emerging Markets Plus Index, which reflects the performance of high-yield corporate bonds and emerging market securities globally, gained 1.73%.

Looking forward, the risk of a 2008 recession seems diminished, but substantial risks remain in both financial markets and the real economy. On the other hand, a weak U.S. dollar and substantial fiscal and monetary stimulus are potent support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotion drive investment decisions.

Respectfully,

[Signature of Daniel K. Kingsbury]

Daniel K. Kingsbury, President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08
--------------------------------------------------------------------------------

Investors in fixed-income markets throughout the world sought out higher-quality investments, most notably sovereign government bonds, against a backdrop of widespread fears about credit risk during the first four months of 2008. Investment-grade corporate securities trailed the performance of government bonds, especially in the first three months of the year, as the yield spreads between high-grade and lower-rated securities widened. The following is an interview with Charles Melchreit, a member of the team that managed Pioneer Global Aggregate Bond Fund from its inception on December 28, 2007, through the end of the Fund's first reporting period on April 30, 2008.

Q: How did the Fund perform since the start of its operations on December 28, 2007, through April 30, 2008?

A: Pioneer Global Aggregate Bond Fund's Class A shares had a total return of 4.02% at net asset value during the period, while during the same period the Lehman Global Aggregate Bond Index returned 4.60% and the Lehman Aggregate Bond Index rose by 1.95%. During the first four months of 2008, the average return of the 125 mutual funds in Lipper's Global Income category was 2.55%. On April 30, 2008, the Fund's 30-day SEC yield for Class A shares was 2.71%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the main factors affecting performance during the four-month period ended April 30, 2008?

A: In a challenging global investment environment, our focus on the sovereign debt in Europe and U.S. government agencies helped the Fund hold up well against a volatile backdrop. The Fund began investing in the midst of a global credit crisis. The turmoil that began with concerns about U.S. subprime mortgage problems created a loss of financial liquidity in credit markets generally, causing a drying up of money available for lending. Banks in Europe and Japan as well as in the United States announced significant losses as they reported massive write-downs in the

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     values of subprime-related loans carried on their balance sheets. The turmoil in the financials sector raised concerns about the sustainability of economic growth trends, most notably in the United States, the United Kingdom and Europe. The U.S. economy showed the greatest weakness, while the strength of foreign markets helped sustain strong global growth trends overall.

     In this environment, credit spreads widened, indicating the growing yield differences between high-quality and lower-quality debt, with the highest-quality securities turning in the best relative results. Investment-grade corporate bonds were among the groups affected adversely, while U.S. Treasuries, government-backed mortgages and sovereign government bonds performed relatively well.

Q:   What were your principal strategies in this environment?

A: Pioneer Global Aggregate Bond Fund is designed to invest in high-quality debt securities, focused on opportunities in developed, industrialized economies. The Fund emphasizes investments in investment-grade corporate bonds, government-agency securities and the sovereign debt of governments of industrialized nations. As we began investing, the market offered little incentive to move outside this principal investment universe and the Fund avoided investing in emerging markets. The Fund saw the greatest opportunities in the United States, where asset values in corporate bonds and mortgage-backed securities had fallen to relatively attractive levels as a result of the credit crisis. We invested in bonds of financials and industrial companies and both U.S. agency and non-agency mortgage-backed securities. Outside the United States, the Fund focused primarily in government bonds, investing in Europe, the United Kingdom and Japan. In Europe, the Fund were concerned about a slowing of the economy and downplayed corporate investments, although the Fund did invest selectively in some financials sector bonds that had been underperforming. However, in the United Kingdom, concerns about the health of the financials sector and weakness in housing caused the Fund largely to avoid investments in financials sector bonds.

     In the Fund's currency allocations, the Fund emphasized U.S. dollar-linked currencies, including those of the United States, Canada, Australia and New Zealand. Together, they constituted approximately 55% of the Fund's assets at the end of the period on April 30,

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08                              (continued)
--------------------------------------------------------------------------------

     2008. The Fund was underweighted in both the euro and euro-bloc currencies as well as the British pound sterling. Relative to the Lehman Global Aggregate Bond Index, the Fund was significantly underweighted in the Japanese yen, primarily because of unattractive yields.

     At the end of the period, on April 30, 2008, 28.2% of the Fund's assets were invested in U.S. mortgage-backed securities, 14.4% were invested in investment-grade bonds in the United States, 9.2% were invested in U.S. Treasury and government agency bonds, and 12.3% were invested in cash and short-term equivalents. Approximately 34% of the Fund's assets were invested in developed markets, primarily in government securities. The Fund had minimal exposure to high-yield corporate bonds or emerging market debt. Average credit quality of the Fund's portfolio was AA, while the average maturity of the Fund's holdings was 6.3 years and average effective duration was 4.4 years.

Q:   What types of investments most influenced performance?

A: Security selection in the United States and in Europe helped support results. The Fund's positions in European sovereign debt and in U.S. government agency mortgages proved to be particularly successful.

     Holding back results was the Fund's underweighting of the Japanese yen, which rallied against other currencies during the period. In addition, the relatively short duration of the Fund's portfolio in its investments in the United States held back relative results, as intermediate-term securities outperformed as interest rates declined.

Q:   What is your investment outlook?

A: We believe attractive value still exists in the United States, particularly in investment-grade corporates. The valuations of many bonds have been beaten down by the negative environment for credit-sensitive securities, especially in relation to our outlook for the overall economy. We think that while the economy is slowing, we are not likely to see a severe recession. Banks, with the help of the monetary stimulus supplied by the Federal Reserve, should be able to repair the damage to their balance sheets caused by the credit crisis. Despite weakness in housing and the financials

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     sector, we think the economy should be able to hold up, growing slowly this year and then accelerating in 2009.

     In the near term, we think the U.S. dollar may appreciate against foreign currencies, especially the British pound sterling and eurozone currencies. We anticipate holding investments with a longer duration in the Europe and in the United Kingdom, as we think their central banks are likely to lower short-term rates in the coming months. We also expect to maintain investments with longer durations within the United States, which should be beneficial if market interest rates decline and prices rise.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 4/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Government Securities              36.6%
Foreign Government Bonds                27.6%
U.S. Corporate Bonds                    26.8%
Collateralized Mortgage Obligations      3.6%
Temporary Cash Investment                3.6%
Municipal Bonds                          0.9%
Asset Backed Securities                  0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

    1.   Federal National Mortgage Association, 6.5%, 4/1/38        6.50%
    2.   Federal National Mortgage Association, 5.5%, 12/1/37       6.31
    3.   Federal National Mortgage Association, 6.5%, 1/1/38        4.62
    4.   Japan Government, 5-Yr, 1.2%, 3/20/12                      4.48
    5.   Federal Home Loan Mortgage Corp., 6.5%, 8/1/37             4.17
    6.   Deutchsland Rep Bundes, 5.25%, 1/4/11                      3.31
    7.   Government National Mortgage Association, 5.5%, 1/15/38    3.30
    8.   U.S. Treasury Bonds, 4.25%, 11/15/17                       3.25
    9.   Bonos Y Oblig Del ES, 4.4%, 1/31/15                        2.56
   10.   Government National Mortgage Association, 5.5%, 1/15/38    2.47

* The list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   4/30/08   12/28/07
 -----   -------   --------
    A    $10.34    $10.00
    C    $10.33    $10.00
    Y    $10.34    $10.00

Distributions Per Share
--------------------------------------------------------------------------------

                      12/28/07 - 4/30/08
                      ------------------
         Net Investment     Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
 -----       ------       -------------   -------------
   A        $0.0620          $ -             $ -
   C        $0.0472          $ -             $ -
   Y        $0.0636          $ -             $ -

--------------------------------------------------------------------------------
INDEX DEFINITION
--------------------------------------------------------------------------------

The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 10-13.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Lehman Brothers Global Aggregate Bond Index.

-------------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)

                          Net Asset    Public Offering
Period                   Value (NAV)     Price (POP)
Life-of-Class
(12/28/07)                  4.02%          -0.65%
-------------------------------------------------------
Expense Ratio
(Per prospectus dated
December 28, 2007)
                            Gross            Net
                            1.55%           1.00%
-------------------------------------------------------

[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                Lehman
                Pioneer         Brothers
                Global          Global
                Aggregate       Aggregate
                Bond Fund       Bond Index
12/07           $9,550          $10,000
4/08            $9,982          $10,460

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Lehman Brothers Global Aggregate Bond Index.

---------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)

                             If              If
Period                      Held          Redeemed
Life-of-Class
(12/28/07)                  3.77%           2.77%
---------------------------------------------------
Expense Ratio
(Per prospectus dated
December 28, 2007)
                            Gross            Net
                            2.30%           1.90%
---------------------------------------------------

[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                Lehman
                Pioneer         Brothers
                Global          Global
                Aggregate       Aggregate
                Bond Fund       Bond Index
12/07           $10,000         $10,000
4/08            $10,329         $10,460

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/09 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Lehman Brothers Global Aggregate Bond Index.

---------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)
                             If              If
Period                      Held          Redeemed
Life-of-Class
(12/28/07)                  4.03%           4.03%
---------------------------------------------------
Expense Ratio
(Per prospectus dated
December 28, 2007)
                            Gross            Net
                            0.65%           0.65%
---------------------------------------------------

[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                Lehman
                Pioneer         Brothers
                Global          Global
                Aggregate       Aggregate
                Bond Fund       Bond Index
12/07           $10,000         $10,000
4/08            $10,455         $10,460

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES 4/30/08
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from December 28, 2007 through April 30, 2008.

Share Class                                   A              C              Y
---------------------------------------------------------------------------------
Beginning Account Value                   $1,000.00      $1,000.00      $1,000.00
On 12/28/07

Ending Account Value (after expenses)     $1,040.20      $1,037.70      $1,040.30
On 4/30/08

Expenses Paid During Period*              $    3.48      $    6.61      $    3.10

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.89% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 125/366 (to reflect the partial year period)

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES 4/30/08                              (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from December 28, 2007 through April 30, 2008.

Share Class                                   A              C              Y
---------------------------------------------------------------------------------
Beginning Account Value                   $1,000.00      $1,000.00      $1,000.00
On 12/28/07

Ending Account Value (after expenses)     $1,013.66      $1,010.59      $1,014.04
On 4/30/08

Expenses Paid During Period*              $    3.44      $    6.52      $    3.06

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.89% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 125/366 (to reflect the partial year period)

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)
--------------------------------------------------------------------------------

                                    S&P/
        Principal     Floating    Moody's
         Amount       Rate (b)    Ratings                                                  Value
                                            ASSET BACKED SECURITIES - 0.9%
                                            Diversified Financials - 0.9%
                                            Consumer Finance - 0.2%
      $    20,000        3.34     AA+/Aa1   RASC 2005-KS7 M1, Floating Rate Note,
                                              8/25/35                                 $   16,898
                                                                                      ----------
                                            Investment Banking & Brokerage - 0.4%
           24,744        3.33      AA/Aa2   GSAMP Trust, Floating Rate Note,
                                              3/25/35                                 $   22,639
           20,000        3.06     AAA/Aa1   MLMI 2006-AR1 A2C, Floating Rate Note,
                                              3/25/37                                     15,519
                                                                                      ----------
                                                                                      $   38,158
                                                                                      ----------
                                            Diversified Financial Services - 0.2%
           25,000        3.09     AAA/Aaa   FFML 2006-FF4 A2, Floating Rate Note,
                                              3/25/36                                 $   23,426
                                                                                      ----------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $78,320)                            $   78,482
                                                                                      ----------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 3.3%
                                            Materials - 0.5%
                                            Forest Products - 0.5%
           50,000                 AAA/Aaa   TSTAR 2006-1A A, 5.668%, 10/15/36         $   47,869
                                                                                      ----------
                                            Total Materials                           $   47,869
                                                                                      ----------
                                            Banks - 1.9%
                                            Thrifts & Mortgage Finance - 1.9%
           10,000                  AAA/A2   CCI 2005 1A C, 5.074%, 6/15/35            $    9,348
           25,000                 AAA/Aaa   GS Mortgage Securities Corp II,
                                              7.12%, 11/18/29                             26,664
           36,430                 AAA/Aaa   JP Morgan Mortgage Trust, 6.0%,
                                              8/25/34                                     35,223
           15,000                 AAA/Aaa   JPMCC 2002-C3 B, 5.146%, 7/12/35              14,826
           48,180                 AAA/Aaa   JPMCC 2004-CB8 A1A, 4.158%,
                                              1/12/39                                     45,832
           25,000                  NR/Ba1   SBA CMBS Trust, 6.709%, 11/15/36              22,032
           26,128        3.13     AAA/Aaa   WAMU Mortgage Pass-Through
                                              Certificates, Floating Rate Note,
                                              4/25/45                                     21,586
                                                                                      ----------
                                                                                      $  175,511
                                                                                      ----------
                                            Total Banks                               $  175,511
                                                                                      ----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                                     S&P/
        Principal    Floating      Moody's
         Amount      Rate (b)      Ratings                                                    Value
                                              Diversified Financials - 0.8%
                                              Diversified Financial Services - 0.8%
      $    48,146                  AAA/AAA    Master Alternative Loans Trust, 6.0%,
                                                7/25/34                                  $   47,275
           34,511                  AAA/Aaa    RALI 2005-QA10 A41, 5.7412%,
                                                9/25/35                                      28,902
                                                                                         ----------
                                                                                         $   76,177
                                                                                         ----------
                                              Total Diversified Financials               $   76,177
                                                                                         ----------
                                              TOTAL COLLATERALIZED MORTGAGE
                                              OBLIGATIONS
                                              (Cost $293,511)                            $  299,557
                                                                                         ----------
                                              CORPORATE BONDS - 24.4%
                                              Energy - 1.8%
                                              Integrated Oil & Gas - 0.3%
           25,000                 BBB+/Baa1   Marathon Oil Corp., 5.9%, 3/15/18          $   25,296
                                                                                         ----------
                                              Oil & Gas Exploration & Production - 0.5%
           10,000                  BBB/Baa2   Canadian National Resources, 5.9%,
                                                2/1/18                                   $   10,161
           40,000                 BAA3/BBB-   Panoche Energy Center, 6.885%,
                                                7/31/29 (144A)                               39,084
                                                                                         ----------
                                                                                         $   49,245
                                                                                         ----------
                                              Oil & Gas Storage & Transporation - 1.0%
           25,000                  BBB/Baa2   Buckeye Partners LP, 6.05%, 1/15/18        $   24,799
           30,000                 BBB-/Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12
                                                (144A)                                       30,902
           40,000        7.00       BB/Ba1    Teppco Partners LP, Floating Rate Note,
                                                6/1/67                                       33,946
                                                                                         ----------
                                                                                         $   89,647
                                                                                         ----------
                                              Total Energy                               $  164,188
                                                                                         ----------
                                              Materials - 0.9%
                                              Commodity Chemicals - 0.6%
           50,000                   NR/NR     Kronos International, Inc., 6.5%,
                                                4/15/13                                  $   55,906
                                                                                         ----------
                                              Steel - 0.3%
           25,000                   A+/A1     Nucor Corp., 5.0%, 12/1/12                 $   25,161
                                                                                         ----------
                                              Total Materials                            $   81,067
                                                                                         ----------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   S&P/
       Principal    Floating      Moody's
         Amount     Rate (b)      Ratings                                                 Value
                                            Capital Goods - 0.2%
                                            Industrial Conglomerates - 0.2%
      $    15,000                 AAA/Aaa   General Electric Capital Corp., 4.0%,
                                              2/15/12                                $   14,683
                                                                                     ----------
                                            Total Capital Goods                      $   14,683
                                                                                     ----------
                                            Commercial Services & Supplies - 0.3%
                                            Office Services & Supplies - 0.3%
           25,000                  A+/A1    Pitney Bowes, Inc., 5.6%, 3/15/18        $   24,885
                                                                                     ----------
                                            Total Commercial Services & Supplies     $   24,885
                                                                                     ----------
                                            Transportation - 0.8%
                                            Railroads - 0.8%
           25,000                BBB/Baa1   Burlington Sante Fe Corp., 5.75%,
                                              3/15/08                                $   25,355
           50,000                BBB/Baa2   Union Pacific Corp., 5.7%, 8/15/18           50,577
                                                                                     ----------
                                                                                     $   75,932
                                                                                     ----------
                                            Total Transportation                     $   75,932
                                                                                     ----------
                                            Consumer Durables & Apparel - 0.3%
                                            Household Appliances - 0.3%
           25,000                BBB/Baa2   Whirlpool Corp., 5.5%, 3/1/13            $   24,852
                                                                                     ----------
                                            Total Consumer Durables & Apparel        $   24,852
                                                                                     ----------
                                            Consumer Services - 0.4%
                                            Education Services - 0.4%
           40,000                 AAA/Aaa   President & Fellows of Harvard, 3.7%,
                                              4/1/13                                 $   39,224
                                                                                     ----------
                                            Total Consumer Services                  $   39,224
                                                                                     ----------
                                            Media - 0.5%
                                            Broadcasting & Cable TV - 0.5%
           25,000                BBB/Baa2   British Sky Broadcasting, 6.1%,
                                              2/15/18 (144A)                         $   25,437
           25,000                 CCC/B3    Univision Communications, 9.75%,
                                              3/15/15 (144A)                             18,063
                                                                                     ----------
                                                                                     $   43,500
                                                                                     ----------
                                            Total Media                              $   43,500
                                                                                     ----------
                                            Food & Drug Retailing - 0.3%
                                            Hypermarkets & Supercenters - 0.3%
           25,000                 AA/Aa2    Wal-Mart Stores, Inc., 5.8%, 2/15/18     $   26,578
                                                                                     ----------
                                            Total Food & Drug Retailing              $   26,578
                                                                                     ----------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                                   S&P/
       Principal    Floating      Moody's
         Amount     Rate (b)      Ratings                                                    Value
                                            Food, Beverage & Tobacco - 0.3%
                                            Tobacco - 0.3%
      $    25,000                  A/A3     UST, Inc., 5.75%, 3/1/18                    $   24,979
                                                                                        ----------
                                            Total Food, Beverage & Tobacco              $   24,979
                                                                                        ----------
                                            Health Care Equipment & Services - 0.5%
                                            Health Care Facilities - 0.1%
            5,000                 BB-/B2    HCA, Inc., 9.125%, 11/15/14                 $    5,300
                                                                                        ----------
                                            Managed Health Care - 0.4%
           40,000                 A-/Baa1   United Health Group, 4.875%, 2/15/13        $   38,198
                                                                                        ----------
                                            Total Health Care Equipment & Services      $   43,498
                                                                                        ----------
                                            Pharmaceuticals & Biotechnology - 0.3%
                                            Biotechnology - 0.3%
           25,000                BBB/Baa3   Biogen IDEC, 6.0%, 3/1/13                   $   25,067
                                                                                        ----------
                                            Total Pharmaceuticals & Biotechnology       $   25,067
                                                                                        ----------
                                            Banks - 6.8%
                                            Diversified Banks - 6.8%
           80,000       4.98      AA/AA2    BNP Paribas, Floating Rate Note,
                                              10/17/16                                  $  120,285
           80,000       4.92       A/AA2    DNB Norse Bank ASA, Floating Rate
                                              Note, 9/28/15                                121,146
          100,000       4.61      A+/AA3    Intesa Sanpaolo S.p.A., Floating Rate
                                              Note 2/8/16                                  149,789
           10,000                  A/Aa3    Korea Development Bank, 5.3%,
                                              1/17/13                                       10,024
           80,000       5.75      A+/AA2    Nordea Bank Finland, Floating Rate Note,
                                              3/26/14                                      124,901
           20,000                 AA-/Aa2   Wachovia Bank NA, 6.0%, 11/15/17                19,920
           20,000                 AA-/Aa3   Wachovia Corp., 5.75%, 6/15/17                  19,899
           50,000                 AA+/Aa1   Wells Fargo Co., 4.375%, 1/31/13                49,462
                                                                                        ----------
                                                                                        $  615,426
                                                                                        ----------
                                            Total Banks                                 $  615,426
                                                                                        ----------
                                            Diversified Financials - 5.2%
                                            Asset Management & Custody Banks - 0.5%
           25,000                  A-/A3    Eaton Vance Corp., 6.5%, 10/2/17            $   26,044
           25,000                  A/Aa3    Mellon Funding Corp., 5.5%, 11/15/18            24,186
                                                                                        ----------
                                                                                        $   50,230
                                                                                        ----------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    S&P/
       Principal    Floating      Moody's
         Amount     Rate (b)      Ratings                                                      Value
                                             Investment Banking & Brokerage - 1.0%
      $    50,000                  A+/A1     Merrill Lynch & Co., 5.45%, 2/5/13           $   48,647
           45,000                 AA-/Aa3    Morgan Stanley Dean Witter, 6.625%,
                                               4/1/18                                         46,657
                                                                                          ----------
                                                                                          $   95,304
                                                                                          ----------
                                             Diversified Financial Services - 2.1%
           50,000                 AA-/Aa2    JP Morgan Chase & Co., 6.0%, 1/15/18         $   51,825
           80,000       3.63        A/A3     Standard Chartered, Floating Rate Note,
                                               2/3/17                                        114,109
           35,000                  A-/A2     WEA Finance LLC, 7.125%, 4/15/18                 36,217
                                                                                          ----------
                                                                                          $  202,151
                                                                                          ----------
                                             Specialized Finance - 1.2%
           25,000                  A-/A3     CIT Group, Inc., 7.625%, 11/30/12            $   23,320
           49,580                 NR/Baa3    Coso Geothermal Power, 7.0%,
                                               7/15/26 (144A)                                 49,580
           40,000                BBB+/Baa1   GATX Financial Corp., 6.0%, 2/15/18              39,489
           10,000                  A+/A1     National Rural Utilities Corp., 5.45%,
                                               2/1/18                                          9,954
                                                                                          ----------
                                                                                          $  122,343
                                                                                          ----------
                                             Total Diversified Financials                 $  470,028
                                                                                          ----------
                                             Insurance - 3.3%
                                             Life & Health Insurance - 0.1%
           10,000                  A+/A3     Prudential Financial, 5.15%, 1/15/13         $    9,925
                                                                                          ----------
                                             Multi-Line Insurance - 2.8%
           25,000                  B+/Ba1    AFC Capital Trust I, 8.207%, 2/3/27          $   20,525
           30,000                  A+/A1     American General Finance, 6.9%,
                                               12/15/17                                       29,668
           80,000       6.75       NR/NR     AXA SA, Floating Rate Note, 12/15/20            127,268
           35,000                  AA-/A1    International Lease Finance, 6.375%,
                                               3/25/13                                        35,475
           45,000                 BB+/Baa3   Liberty Mutual Group, 7.0%, 3/15/37
                                               (144A)                                         41,483
                                                                                          ----------
                                                                                          $  254,419
                                                                                          ----------
                                             Property & Casualty Insurance - 0.1%
           10,000      14.00       AA/Aa2    MBIA, Inc., Floating Rate Note, 1/15/33
                                               (144A)                                     $    9,150
                                                                                          ----------
                                             Reinsurance - 0.3%
           30,000                  BBB/NR    Platinum Underwriters HD, 7.5%, 6/1/17       $   29,496
                                                                                          ----------
                                             Total Insurance                              $  302,990
                                                                                          ----------


The accompanying notes are an integral part of these financial statements.    19

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                                      S&P/
         Principal    Floating      Moody's
           Amount     Rate (b)      Ratings                                                   Value
                                               Software & Services - 0.6%
                                               Data Processing & Outsourced Services - 0.6%
      $     55,000                    B/B3     First Data Corp., 9.875%, 9/24/15
                                                 (144A)                                  $   50,050
                                                                                         ----------
                                               Total Software & Services                 $   50,050
                                                                                         ----------
                                               Technology Hardware & Equipment - 0.3%
                                               Computer Hardware - 0.3%
            25,000                    A/A2     Hewlett-Packard Co., 4.5%, 3/1/13         $   25,204
                                                                                         ----------
                                               Total Technology Hardware & Equipment     $   25,204
                                                                                         ----------
                                               Semiconductors - 0.3%
                                               Semiconductor Equipment - 0.3%
            25,000                  BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18      $   25,197
                                                                                         ----------
                                               Total Semiconductors                      $   25,197
                                                                                         ----------
                                               Telecommunication Services - 0.9%
                                               Integrated Telecommunication Services - 0.9%
            50,000                    A/A2     AT&T, Inc., 5.5%, 2/1/18                  $   49,992
            10,000                 CCC+/Caa1   Paetec Holdings, 9.5%, 7/15/15                 9,400
            25,000                    A/A3     Verizon Communications, 6.1%, 4/15/18         26,212
                                                                                         ----------
                                                                                         $   85,604
                                                                                         ----------
                                               Total Telecommunication Services          $   85,604
                                                                                         ----------
                                               Utilities - 0.6%
                                               Electric Utilities - 0.2%
            10,000                  BBB/Baa2   Commonwealth Edison, 6.15%, 9/15/17       $   10,240
            10,000                 BBB+/Baa2   West Penn Power Co., 5.95%, 12/15/17          10,211
                                                                                         ----------
                                                                                         $   20,451
                                                                                         ----------
                                               Gas Utilities - 0.1%
            10,000                   A-/A3     Questar Pipeline Co., 5.83%, 2/1/18       $    9,655
                                                                                         ----------
                                               Independent Power Producer & Energy Traders - 0.1%
             5,000                   CCC/B3    TXU Energy Co., 10.25%, 11/1/15           $    5,213
                                                                                         ----------
                                               Multi-Utilities - 0.2%
            20,000                    A/A2     Northern States Power - Minnesota,
                                                 5.25%, 3/1/18                           $   20,088
                                                                                         ----------
                                               Total Utilities                           $   55,407
                                                                                         ----------
                                               TOTAL CORPORATE BONDS
                                               (Cost $2,189,821)                         $2,218,359
                                                                                         ----------


20    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     S&P/
         Principal    Floating     Moody's
           Amount     Rate (b)     Ratings                                                      Value
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS - 33.3%
                                             Government - 33.3%
        $   499,950                AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               6.0%, 8/1/37                                $  332,910
            499,950                AAA/Aaa   Federal National Mortgage Association,
                                               5.5%, 12/1/37                                  503,217
            865,946                AAA/Aaa   Federal National Mortgage Association,
                                               6.5%, 10/1/37 - 4/1/38                         897,759
            458,350                AAA/Aaa   Government National Mortgage Associa-
                                               tion, 5.5%, 1/15/38                            460,462
             35,000                AAA/Aaa   U.S. Treasury Bonds, 4.25%, 11/15/13              37,037
             50,000                AAA/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23
                                               (d)                                             60,176
             25,000                AAA/Aaa   U.S. Treasury Bonds, 3.125%,
                                               11/30/09                                        25,367
             92,500                AAA/Aaa   U.S. Treasury Inflation Notes, 1.875%,
                                               7/15/15                                         96,641
            200,000                AAA/Aaa   U.S. Treasury Notes, 3.5%, 2/15/18 (d)           195,750
             60,000                AAA/Aaa   U.S. Treasury Notes, 3.625%, 12/31/12             61,613
            250,000                AAA/Aaa   U.S. Treasury Notes, 4.25%, 11/15/17
                                               (d)                                            259,688
             33,000                AAA/Aaa   U.S. Treasury Notes, 4.375%, 2/15/38              32,358
             52,000                AAA/Aaa   U.S. Treasury Notes, 5.0%, 5/15/37                56,355
                                                                                           ----------
                                                                                           $3,019,333
                                                                                           ----------
                                             TOTAL U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS
                                             (Cost $3,009,776)                             $3,019,333
                                                                                           ----------
                                             FOREIGN GOVERNMENT BONDS - 25.2%
                                             Government - 25.2%
EURO        129,000                 NR/NR    Bonos Y Oblig Del ES, 4.4%, 1/31/15              204,194
EURO        110,000                 NR/NR    Buoni Poliennali DE, 4.75%, 2/1/13               176,413
EURO        163,000                AAA/Aaa   Deutchsland Rep Bundes, 5.25%,
                                               1/4/11                                         264,227
EURO         67,000                AAA/Aaa   Government of France, 3.75%, 4/25/21              97,051
 JPY     20,000,000                 AA-/A2   Japan Government 10-Yr, 1.7%, 9/20/16            197,030
 JPY     18,000,000                 AA/A2    Japan Government 10-Yr, 1.8%, 6/21/10            176,773
 JPY     17,000,000                 AA-/A2   Japan Government 20-Yr, 1.5%, 3/20/19            160,964
 JPY      2,500,000                 AA-/A2   Japan Government 30-Yr, 2.3%,
                                               12/20/36                                        23,214
 JPY     37,000,000                 AA/A1    Japan Government 5-Yr, 1.2%, 3/20/12             357,851


The accompanying notes are an integral part of these financial statements.    21

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                                   S&P/
        Principal   Floating     Moody's
          Amount    Rate (b)     Ratings                                                  Value
                                           Government - (continued)
EURO       91,000                 NR/NR    Netherlands Government, 5.5%,
                                             1/15/28                                 $  156,794
EURO      110,000                AAA/Aaa   Republic of Austria, 7.0%, 7/15/14           173,769
 GBP       46,000                AAA/Aaa   United Kingdom Treasury, 4.25%,
                                             12/7/27                                     85,671
 GBP       29,000                AAA/Aaa   United Kingdom Treasury, 4.75%,
                                             3/7/20                                      57,465
 GBP       22,000                AAA/Aaa   United Kingdom Treasury, 4.75%,
                                             6/7/10                                      44,062
 GBP       25,000                AAA/Aaa   United Kingdom Treasury, 4.75%,
                                             9/7/15                                      50,427
 GBP       30,000                AAA/Aaa   United Kingdom Treasury, 5.0%, 9/7/14         61,511
                                                                                     ----------
                                                                                     $2,287,416
                                                                                     ----------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $2,193,297)                         $2,287,416
                                                                                     ----------
                                           MUNICIPAL BONDS - 0.8%
                                           Government - 0.8%
                                           Municipal Higher Education - 0.8%
           50,000                AAA/Aaa   California State University Revenue,
                                             5.0%, 11/1/39                           $   51,355
           25,000                AAA/Aaa   Conneticut State Health & Educational,
                                             5.0%, 7/1/42                                25,622
                                                                                     ----------
                                                                                     $   76,977
                                                                                     ----------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $73,796)                            $   76,977
                                                                                     ----------
                                           TEMPORARY CASH INVESTMENT - 3.2%
                                           Securities Lending Collateral - 3.2%
                                           Certificates of Deposit:
          822,788                          Banco Santander NY, 2.80%, 10/7/08        $    2,463
          914,209                          Bank Bovespa NY, 2.86%, 5/6/08                 2,735
        2,285,524                          Bank of America, 2.80%, 8/22/08                6,837
          822,788                          Bank of Scotland NY, 2.89%, 11/4/08            2,457
        1,142,762                          Bank of Scotland NY, 3.03%, 9/26/08            3,415
        2,285,524                          BNP Paribas NY, 2.88%, 7/23/08                 6,837
          365,684                          BNP Paribas NY, 3.035%, 5/23/08                1,094
        1,371,314                          Calyon NY, 2.85%, 8/25/08                      4,103
          457,105                          Calyon NY, 2.69%, 01/16/09                     2,167
        2,285,524                          Citibank, 2.85%, 7/29/08                       6,837
        1,695,858                          Dexia Bank NY, 3.37%, 09/29/08                 5,060
          196,555                          Fortis, 3.11%, 09/30/08                          587
          457,105                          Fortis, 3.14%, 06/30/08                        1,367


22    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                    Value
                                            Securities Lending Collateral - (continued)
      $ 2,285,524                           NORDEA NY, 2.81%, 8/29/08                   $    6,837
          365,684                           Rabobank Nederland NY, 2.37%, 8/29/08            1,093
        1,142,762                           Royal Bank of Canada NY, 2.57%, 7/15/08          3,419
          882,212                           Skandinavian Enskilda Bank NY,
                                              2.70%, 7/17/08                                 2,639
          265,121                           Skandinavian Enskilda Bank NY,
                                              3.18%, 09/22/08                                  792
          457,105                           Skandinavian Enskilda Bank NY,
                                              3.06% 02/13/09                                 1,363
          914,209                           Svenska Bank NY, 2.70%, 7/17/08                  2,735
          457,105                           Wachovia Bank, 2.82%, 6/9/08                     6,290
                                                                                        ----------
                                                                                        $   71,127
                                                                                        ----------
                                            Commercial Paper:
          246,111                           Bank of America, 2.62%, 8/26/08             $    2,092
          456,865                           Calyon, 2.71%, 5/8/08                            1,367
          685,657                           CBA, 2.71%, 7/11/08                              2,040
          457,104                           Deutsche Bank Financial, 2.55%, 7/9/08           1,361
          365,683                           Deutsche Bank Financial, 2.55%, 6/16/08          1,090
          548,526                           HSBC, 2.67%, 6/16/08                             1,635
          457,105                           HSBC, 2.72%, 6/9/08                              1,364
          457,104                           HSBC, 2.89% 7/21/08                              1,359
          457,105                           Lloyds Bank, 2.60%, 6/6/08                       1,364
        1,142,762                           Macquarie Bank, 2.87%, 6/26/08                   3,403
          457,105                           Macquarie Bank, 2.87%, 6/9/08                    1,363
          685,657                           Natixis, 2.87%, 7/10/08                          2,040
          685,657                           Natixis, 2.87%, 7/21/08                          2,037
          455,774                           PARFIN, 2.70%, 6/9/08                            1,363
          457,105                           RAB USA, 2.61%, 6/10/08                          1,364
          914,209                           Royal Bank of Scotland, 2.66%, 10/21/08          2,696
          438,821                           Royal Bank of Scotland, 3.00%, 6/12/08           1,309
          365,684                           Societe Generale, 2.85%, 5/2/08                  1,094
        1,142,762                           Societe Generale, 2.93%, 7/30/08                 3,394
          457,105                           Societe Generale, 2.98%, 7/2/08                  1,361
        2,056,971                           Unicredit Group, 2.89%, 7/17/08                  6,115
          457,104                           Wachovia, 3.62%,10/28/08                         1,363
          365,165                           WestPac, 2.72%, 7/10/08                          1,088
          457,104                           WestPac, 2.72%, 7/7/08                           1,361
          685,657                           WestPac, 2.77%, 7/9/08                           2,040
                                                                                        ----------
                                                                                        $   47,063
                                                                                        ----------


The accompanying notes are an integral part of these financial statements.    23

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                Value
                                            Securities Lending Collateral - (continued)
                                            Tri-party Repurchase Agreements:
      $16,221,229                           Barclay's Bank, 1.96% 5/1/08            $   48,527
       13,713,141                           Deutsche Bank, 1.97% 5/1/08                 41,024
       13,713,141                           Lehman Brothers, 1.99% 5/1/08               41,024
       13,713,141                           Merrill Lynch, 1.95% 5/1/08                 41,024
                                                                                    ----------
                                                                                    $  171,599
                                                                                    ----------
                                            Other:
      $ 1,599,866                           ABS CFAT 2008-A A1                      $    4,786
                                                                                    ----------
                                            Total Securities Lending Collateral     $  294,575
                                                                                    ----------
                                            TOTAL TEMPORARY CASH INVESTMENT
                                            (Cost $294,575)                         $  294,575
                                                                                    ----------
                                            TOTAL INVESTMENT IN SECURITIES - 91.1%
                                            (Cost $8,133,092) (a) (c)               $8,274,699
                                                                                    ----------
                                            OTHER ASSETS AND LIABILITIES - 8.9%     $  811,459
                                                                                    ----------
                                            TOTAL NET ASSETS - 100.0%               $9,086,158
                                                                                    ==========

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2008, the value of these securities amounted to $263,749 or 2.9% of total net assets.

(a) At April 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $8,133,092 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                             $177,832

         Aggregate gross unrealized loss for all investments in which there is
         an excess of tax cost over value                                              (36,225)
                                                                                      --------
         Net unrealized gain                                                          $141,607
                                                                                      ========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

         United States                             62.4%
         Japan                                     11.5
         United Kingdom                             5.5
         France                                     4.3
         Italy                                      4.1
         Germany                                    3.3
         Spain                                      2.6
         Austria                                    2.2
         Netherlands                                2.0
         Norway                                     1.5
         Other (individually less than 1%)          0.6
                                                  -----
                                                  100.0%
                                                  =====


24    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(d)    At April 30, 2008, the following securities were out on loan:

    Principal
       Amount     Description                                 Value
     $ 49,000     U.S. Treasury Bonds, 6.25%, 8/15/23      $ 58,972
      198,000     U.S. Treasury Notes, 3.5%, 2/15/18        193,793
       32,000     U.S. Treasury Notes, 4.25%, 11/15/17       33,240
                                                           --------
                  Total                                    $286,005
                                                           ========

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

  EURO     Euro
  JPY      Japanese Yen
  GBP      British Pound Sterling

NR:    Not rated by S&P or Moody's.

Purchases and sales of securities (excluding temporary cash investments) for the period ended April 30, 2008 aggregated $9,289,697 and $1,462,701, respectively.


The accompanying notes are an integral part of these financial statements.    25

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 4/30/08 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value
    (including securities loaned of $286,005) (cost $8,133,092)         $8,274,699
  Futures Collateral                                                        15,726
  Foreign currencies, at value (cost $1,546,789)                         1,539,502
  Receivables -
    Fund shares sold                                                         1,643
    Variation margin                                                         4,370
    Interest                                                                74,747
    Forward foreign currency portfolio hedge contracts, open net             6,614
    Due from Pioneer Investment Management, Inc.                             8,782
  Other                                                                     30,950
                                                                        ----------
      Total assets                                                      $9,957,033
                                                                        ----------
LIABILITIES:
  Payables -
    Investment securities purchased                                     $  116,761
    Fund shares repurchased                                                 80,001
    Dividends                                                               15,406
    Upon return of securities loaned                                       294,575
  Due to bank                                                              319,048
  Accrued expenses                                                          45,084
                                                                        ----------
      Total liabilities                                                 $  870,875
                                                                        ----------
NET ASSETS:
  Paid-in capital                                                       $8,919,033
  Undistributed net investment income                                       11,291
  Accumulated net realized gain on investments foreign currency
    transactions and futures contracts                                      46,120
  Net unrealized gain on investments                                       141,607
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies           1,041
  Net unrealized loss on futures contracts                                 (32,934)
                                                                        ----------
      Total net assets                                                  $9,086,158
                                                                        ==========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $4,385,245/423,900 shares)                          $    10.34
                                                                        ==========
  Class C (based on $2,976,750/288,129 shares)                          $    10.33
                                                                        ==========
  Class Y (based on $1,724,163/166,667 shares)                          $    10.34
                                                                        ==========
MAXIMUM OFFERING PRICE:
  Class A ($10.34 [divided by] 95.5%)                                   $    10.83
                                                                        ==========


26    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the period from 12/28/07 (Commencement of Operations) to 4/30/08

INVESTMENT INCOME:
  Interest                                                    $ 89,966
                                                              --------
      Total investment income                                                $ 89,966
                                                                             --------
EXPENSES:
  Management fees                                             $ 12,325
  Transfer agent fees and expenses
    Class A                                                        332
    Class C                                                         50
    Class Y                                                         12
  Distribution fees
    Class A                                                      2,669
    Class C                                                      8,159
  Administrative fees                                              554
  Custodian fees                                                 7,888
  Registration fees                                             21,102
  Professional fees                                             31,616
  Printing expense                                               6,160
  Fees and expenses of nonaffiliated trustees                    2,841
  Miscellaneous                                                  3,772
                                                              --------
      Total expenses                                                         $ 97,480
      Less fees waived and expenses reimbursed by Pioneer
        Investment Management, Inc.                                           (66,055)
                                                                             --------
      Net expenses                                                           $ 31,425
                                                                             --------
        Net investment income                                                $ 58,541
                                                                             --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
    Investments                                               $  9,880
    Futures contracts                                           10,585
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies             25,655       $ 46,120
                                                              --------       --------
  Net unrealized gain (loss) on:
    Investments                                               $141,607
    Futures contracts                                          (32,934)
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies              1,041       $109,714
                                                              --------       --------
  Net gain on investments, futures contracts, and foreign
    currency transactions                                                    $155,834
                                                                             --------
  Net increase in net assets resulting from operations                       $214,375
                                                                             ========


The accompanying notes are an integral part of these financial statements.    27

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period from 12/28/07 (Commencement of Operations) to 4/30/08

                                                                           12/28/07
                                                                        (Commencement
                                                                        of Operations)
                                                                          to 4/30/08
                                                                         (unaudited)
FROM OPERATIONS:
Net investment income                                                     $   58,541
Net realized gain on investments, futures contracts, and foreign
  currency transactions                                                       46,120
Net unrealized gain on investments, futures contracts, and foreign
  currency transactions                                                      109,714
                                                                          ----------
   Net increase in net assets resulting from operations                   $  214,375
                                                                          ----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.06 per share)                                             $  (23,824)
    Class C ($0.05 per share)                                                (12,826)
    Class Y ($0.06 per share)                                                (10,600)
                                                                          ----------
      Total distributions to shareowners                                  $  (47,250)
                                                                          ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $9,444,570
Reinvestment of distributions                                                 19,348
Cost of shares repurchased                                                  (544,885)
                                                                          ----------
    Net increase in net assets resulting from Fund share transactions     $8,919,033
                                                                          ----------
    Net decrease in net assets                                            $9,086,158
NET ASSETS:
Beginning of period                                                                -
                                                                          ----------
End of period                                                             $9,086,158
                                                                          ==========
Undistributed net investment income                                       $   11,291
                                                                          ==========


28    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    '08 Shares     '08 Amount
                                   (unaudited)     (unaudited)
CLASS A*
Shares sold                          465,887       $4,762,104
Reinvestment of distributions          1,295           13,479
Less shares repurchased              (43,282)        (442,750)
                                     -------       ----------
    Net increase                     423,900       $4,332,833
                                     =======       ==========
CLASS C*
Shares sold                          297,437       $3,016,558
Reinvestment of distributions            564            5,869
Less shares repurchased               (9,873)        (102,135)
                                     -------       ----------
    Net increase                     288,128       $2,920,292
                                     =======       ==========
CLASS Y*
Shares sold                          166,667       $1,665,908
                                     -------       ----------
    Net increase                     166,667       $1,665,908
                                     =======       ==========

*    Class A, C and Y shares were first publicly offered on December 28, 2007.


The accompanying notes are an integral part of these financial statements.    29

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               12/28/07 (a)
                                                              (Commencement
                                                              of Operations)
                                                                to 4/30/08
                                                               (unaudited)
CLASS A
Net asset value, beginning of period                              $10.00
                                                                  ------
Increase from investment operations:
  Net investment income                                           $ 0.07
  Net realized and unrealized gain on investments                   0.33
                                                                  ------
    Net increase in net assets from investment operations         $ 0.40
Distributions to shareowners:
  Net investment income                                            (0.06)
                                                                  ------
Net decrease in net asset value                                   $ 0.34
                                                                  ------
Net asset value, end of period                                    $10.34
                                                                  ======
Total return*                                                       4.02%***
Ratio of net expenses to average net assets                         1.00%**
Ratio of net investment income to average net assets                2.70%**
Portfolio turnover rate                                               24%**
Net assets, end of period (in thousands)                          $4,385
Ratios with no waiver of fees and assumption of expenses
  by PIM
  Net expenses                                                      3.86%**
  Net investment loss                                              (0.16)%**
Ratios with waiver of fees and assumption of expenses
  by PIM and reduction for fees paid indirectly:
  Net expenses                                                      1.00%**
  Net investment income                                             2.70%**

(a)  Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account
**   Annualized.
***  Not Annualized.


30    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               12/28/07 (a)
                                                              (Commencement
                                                              of Operations)
                                                                to 4/30/08
                                                               (unaudited)
CLASS C
Net asset value, beginning of period                              $10.00
                                                                  ------
Increase from investment operations:
  Net investment income                                           $ 0.05
  Net realized and unrealized gain on investments                   0.33
                                                                  ------
    Net increase in net assets from investment operations         $ 0.38
Distributions to shareowners:
  Net investment income                                            (0.05)
                                                                  ------
Net decrease in net asset value                                   $ 0.33
                                                                  ------
Net asset value, end of period                                    $10.33
                                                                  ======
Total return*                                                       3.77%***
Ratio of net expenses to average net assets                         1.90%**
Ratio of net investment income to average net assets                1.75%**
Portfolio turnover rate                                               24%**
Net assets, end of period (in thousands)                          $2,977
Ratios with no waiver of fees and assumption of expenses
  by PIM
  Net expenses                                                      4.46%**
  Net investment loss                                              (0.81)%**
Ratios with waiver of fees and assumption of expenses
  by PIM and reduction for fees paid indirectly:
  Net expenses                                                      1.90%**
  Net investment income                                             1.75%**

(a)  Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.


The accompanying notes are an integral part of these financial statements.    31

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               12/28/07 (a)
                                                              (Commencement
                                                              of Operations)
                                                                to 4/30/08
                                                               (unaudited)
CLASS Y
Net asset value, beginning of period                              $10.00
                                                                  ------
Increase from investment operations:
  Net investment income                                           $ 0.09
  Net realized and unrealized gain on investments                   0.31
                                                                  ------
    Net increase in net assets from investment operations         $ 0.40
Distributions to shareowners:
  Net investment income                                            (0.06)
                                                                  ------
Net decrease in net asset value                                   $ 0.34
                                                                  ------
Net asset value, end of period                                    $10.34
                                                                  ======
Total return*                                                       4.03%***
Ratio of net expenses to average net assets                         0.89%**
Ratio of net investment income to average net assets                2.65%**
Portfolio turnover rate                                               24%**
Net assets, end of period (in thousands)                          $1,724
Ratios with no waiver of fees and assumption of expenses
  by PIM
  Net expenses                                                      3.41%**
  Net investment income                                             0.13%**
Ratios with waiver of fees and assumption of expenses
  by PIM and reduction for fees paid indirectly:
  Net expenses                                                      0.89%**
  Net investment income                                             2.65%**

(a)  Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
***  Not Annualized.


32    The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares - Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                    (continued)
--------------------------------------------------------------------------------

consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At April 30, 2008 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

     All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 6)

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                    (continued)
--------------------------------------------------------------------------------

     distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned no underwriting commissions on the sale of Class A shares during the period ended April 30, 2008.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund expenses to 1.00% and 1.90% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through March 1, 2011 for Class A shares and through March 1, 2009 for Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6 in management fees, administrative costs and certain other services payable to PIM at April 30, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                    (continued)
--------------------------------------------------------------------------------

on the Statement of Assets and Liabilities is $163 in transfer agent fees payable from PIMSS at April 30, 2008.

4. Distribution Plan

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $113 in distribution fees payable to PFD at April 30, 2008.

In addition, redemptions of each class of shares (except Class Y) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the period ended April 30, 2008, no CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended April 30, 2008, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

offsetting hedge contract. Open Portfolio hedges at April 30, 2008 were as follows:

------------------------------------------------------------------------------------------------------
                                     Net                                                      Net
                                 Contracts to     In Exchange   Settlement                Unrealized
Currency                      (deliver)/receive       For          Date        Value      Gain (loss)
------------------------------------------------------------------------------------------------------
GBP
  (British Pound Sterling)           (50,000)        (99,540)     5/7/08     $ (99,434)     $  106
JPY
  (Japanese Yen)                 (40,000,000)       (391,428)     5/7/08      (384,920)      6,508
                                                                                            ------
                                                                                            $6,614
                                                                                            ======
------------------------------------------------------------------------------------------------------

At April 30, 2008, the Fund had no outstanding settlement hedges.

7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Global Aggregate Bond Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
David R. Bock                     Daniel K. Kingsbury, Executive
Mary K. Bush                        Vice President
Margaret B.W. Graham              Mark E. Bradley, Treasurer
Daniel K. Kingsbury               Dorothy E. Bourassa, Secretary
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

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--------------------------------------------------------------------------------


                            This page for your notes.

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                            This page for your notes.

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                            This page for your notes.

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                            This page for your notes.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                     GLOBAL
                                   HIGH YIELD
                                      FUND
                                      PGHYX
                                  Ticker Symbol


                                   Semiannual

                                     Report

                                     4/30/08


                               [LOGO] PIONEER
                                      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                     2

Portfolio Management Discussion                                           4

Portfolio Summary                                                         9

Prices and Distributions                                                 10

Performance Update                                                       11

Comparing Ongoing Fund Expenses                                          16

Schedule of Investments                                                  18

Financial Statements                                                     48

Notes to Financial Statements                                            57

Approval of Investment Advisory Agreement                                68

Trustees, Officers and Service Providers                                 72

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued, the auction-rate preferred market seized up. The U.S. Federal Reserve expanded its lender-of-last-resort role to include lending to primary dealers and continued to cut interest rates. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth.

Markets reacted poorly to the developments leading up to the difficulties surrounding Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding year. Treasury bond prices rose as the market underwent a flight to quality. In the six weeks between the Bear Stearns problems and the end of April, though, there were no further market crises, recession fears faded in light of positive economic news, and stock markets rallied, recouping some of their first-quarter losses, while Treasury bond prices fell back.

Over the six-month period ending April 30, 2008, the Dow Jones Industrial Average fell 7%, the Standard & Poor's 500 Index fell 10% and the NASDAQ Composite Index fell 16%. The MSCI EAFE Developed Market Index of international stock markets fell 9%, and the MSCI Emerging Markets Index fell 10%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, was a relatively solid performer over the six months, rising 4%. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1% as its higher-coupon yields could not offset a fall in bond prices triggered by widening credit spreads.

Letter

Looking forward, the risk of a 2008 recession seems diminished, but substantial risks remain in both financial markets and the real economy. On the other hand, a weak U.S. dollar and substantial fiscal and monetary stimulus should offer more support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotion drive investment decisions.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08
--------------------------------------------------------------------------------

Lower-rated, high-yielding corporate bonds, both domestic and foreign, were buffeted by the turmoil in capital markets during the six months ending April 30, 2008. Markets became increasingly volatile after a crisis that began in domestic subprime mortgages subsequently spread through the credit market. High-yield bonds staged a comeback in the final six weeks of the period, however, following the intervention of the U.S. Federal Reserve to inject more liquidity into financial markets and stabilize conditions. The following is an interview with Andrew Feltus, leader of the team managing Pioneer Global High Yield Fund. Mr. Feltus provides an update on the Fund and its investment strategies during the six months.

Q:  How did the Fund perform during the six months ending April 30, 2008?

A: Pioneer Global High Yield Fund's Class A shares had a total return of -2.77%, at net asset value, over the six months. During the same period, the Merrill Lynch High Yield Master II Index declined by -0.77%, while the Merrill Lynch Global High Yield and Emerging Markets Plus Index rose 0.39%. The average return of the 458 mutual funds in Lipper's High Current Yield category was -2.22%. On April 30, 2008, the Fund's 30-day SEC yield for Class A shares was 9.78%.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like for high-yield bonds during the six months?

A: Early in the period, high-yield bonds extended a comeback that began in October 2007 and continued through November, the period's first month, as we saw investors hoping for a stabilization following the sharp declines of the late summer and early fall. The declines were the result of problems originating in the U.S. subprime mortgage market that created fears about investment

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    quality, undermining values of credit-sensitive fixed-income sectors generally. The October-November comeback proved to be short-lived, however, as major investment banks throughout the world reported significant losses related to their exposure to subprime mortgages late in 2007. The announcements set the stage for rising concerns about credit quality in general, which led to significant underperformance by the most credit-sensitive parts of the fixed-income markets, including high-yield corporate bonds and asset-backed securities. In this period of uncertainty and growing market volatility, the U.S. Federal Reserve attempted to stabilize the markets by cutting the key Fed funds rate several times and initiating new policies intended to provide more money for lending activities. In a series of actions that started in September 2007 and continued through the end of April 2008, the Fed cut the Fed funds rate from 5.25% to 2.00%. In the final month, the Fed also helped arrange the rescue of the faltering investment bank Bear Stearns by JP Morgan Chase & Co. and opened up lending facilities to investment banks. The actions of the Federal Reserve led to a sharp comeback by higher yielding securities in the final six weeks of the period. As reflected by the Merrill Lynch High Yield Master II Index, the domestic high-yield bond market rose by about 6% in the final six weeks, although the revival was not enough to overcome the effects of losses in the middle of the six-month period. Foreign high-yield corporate bonds and emerging market debt generally performed in line with the domestic high-yield market during the six weeks, although higher-rated emerging market sovereign debt did somewhat better. Investments denominated in most foreign currencies also performed relatively well, as the U.S. dollar continued to weaken against most foreign currencies.

Q: What were the principal factors that affected performance relative to the global high-yield market during the six months ending April 30, 2008?

A: The Fund's emphasis on domestic high-yield bonds, which constituted 58.6% of assets at the end of the six months, tended to hold back results, as did our principal focus on corporate bonds, rather than sovereign debt, in emerging markets investments. On April 30, 2008, 27.2% of Fund assets were invested in emerging markets, mostly in corporate bonds. However, the Fund's exposure to securities denominated in other currencies tended to

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08                            (continued)
--------------------------------------------------------------------------------

    help the Fund's results. We began the period with 9.4% of Fund assets invested in securities denominated in other currencies, but took profits during the six months and ended the period with a 7.9% foreign currency exposure.


    During a period in which the lowest-rated tiers of the high-yield universe, CCC and B, underperformed, our underexposure to CCC-rated securities helped somewhat, but that was offset by our emphasis on B-rated securities. While the Fund suffered no defaults, and we believe the Fund's high-yield holdings were fundamentally sound and justified our investments, the B-rated securities lagged because of the market's aversion to lower-rated securities. We continued to hold the investments based on our research of the underlying holdings and their potential to perform well over the longer term as market conditions stabilize. At the end of the fiscal period, the average credit rating of Fund holdings was B-.

Q: What types of investments most influenced results during the six months ended April 30, 2008?

A: The Fund's overweighted position in energy sector bonds among our domestic high-yield holdings helped results, as energy bonds generally performed very well amid rising oil and natural gas prices. While few individual lower-rated securities escaped the effects of the turmoil in credit markets, some individual holdings nevertheless did well. The holdings included bonds of Cell C, a South African telecommunications service company, and C&M Financial, a Korean cable communications corporation. Cell C reported improvement in its operations after earlier struggles, while both companies benefited from growing expectations that they might be acquired. In addition, bonds of TXU Energy, a Texas-based utility, rose during a period when utilities did well. The bonds were a result of a leveraged buyout during 2007. While leveraged buyouts generally fell out of favor, the strong asset values supporting TXU's bonds helped them outperform. Also supporting the Fund's results were investments in emerging market currencies, particularly Brazil and Colombia.

    Holding back results was the Fund's exposure to bank loans, which constituted about 6% of Fund assets at the end of the period. Bank loans tend to be a defensive area, because of their higher credit

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    quality. Nevertheless, bank loan investments underperformed high-yield bonds because of a loss of financial liquidity in the credit markets during the six months. In addition, because the interest rates of bank loans tend to be adjustable, loans become less appealing to investors as interest rates decline and the rates of the loans reset downward.

    Individual bond holdings that detracted from the Fund's results included those of Huawei-3Com, a China-based technology company, and Telesat Canada, a satellite communications corporation based in China. Both underperformed in the general market downturn. In addition, bonds of two ethanol producers, Aventine Renewables and Verasun Energy, declined as rising corn prices pressured their operating margins, even during a period of rising energy prices. Other investments that held back results included asset-backed securities of Dunkin' Donuts and Domino's Pizza, both of which lagged because of the secondary effects that the credit crisis had on asset-backed securities.

Q:  What is your investment outlook?

A: Even after rallying in the final six weeks of the six-month period ended April 30, 2008, the valuations of domestic corporate high-yield bonds continue to appear attractive and high-yield bonds retain wide yield advantages over Treasuries. The fixed-income markets may be volatile in the weeks ahead, but we believe investors are well compensated for the credit risks of high yield bonds, especially domestic bonds. We also may consider selectively increasing the Fund's exposure to asset-backed securities and subprime-related securities if we see very attractive prices created by the extreme market fluctuations of the previous months.

    If forecasts for the U.S. economy become less pessimistic, we believe the U.S. dollar may show renewed strength and investments in the euro and other foreign currencies may be less rewarding. The emerging markets have outperformed developed markets by wide margins in recent years, and growth in emerging markets should continue to outpace developed markets. However, the valuations of emerging market bonds at the end of the period were not as attractive as they had been relative to other securities. We anticipate continuing to look for opportunities in emerging

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08                            (continued)
--------------------------------------------------------------------------------

    markets, but we intend to be selective as we pick investments on case-by-case analysis.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 4/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       79.6%
Temporary Cash Investment                                                   7.5%
Senior Secured Loans                                                        6.3%
Asset-Backed Securities                                                     2.4%
Convertible Corporate Bonds                                                 1.0%
Collateralized Mortgage Obligations                                         1.0%
Municipal Bonds                                                             0.8%
Foreign Government Bonds                                                    0.8%
Rights/Warrants                                                             0.4%
Convertible Preferred Stocks                                                0.2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.   First Data Corp., 9.875%, 9/24/15 (144A)           1.12%
 2.   Ineos Group Holdings PLC, 7.875%, 2/15/16 (144A)   1.08
 3.   PGS Solutions, Inc., 9.872%, 2/15/17 (144A)        1.06
 4.   Exopack Holding Corp., 11.25%, 2/1/14              0.91
 5.   Broadview Networks Holdings, 11.375%, 9/1/12       0.85
 6.   Petromena AS, 9.75%, 5/24/12 (144A)                0.85
 7.   True Move Co., Ltd., 10.75%, 12/16/13 (144A)       0.85
 8.   TNK-BP Finance SA, 7.875%, 3/13/18 (144A)          0.79
 9.   NCO Group, Inc., 11.875%, 11/15/14                 0.79
10.   Intergen NV, 9.0%, 6/30/17                         0.75

* The list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS 4/30/08
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   4/30/08   10/31/07
 -----   -------   --------
   A     $11.31    $12.30
   B     $11.28    $12.27
   C     $11.25    $12.24
   Y     $11.15    $12.10
   Z     $11.41    $12.31

Distributions Per Share
--------------------------------------------------------------------------------

                       11/1/07 - 4/30/08
                       -----------------
         Net Investment     Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
 -----       ------       -------------   -------------
   A        $0.5348          $0.0226         $0.0864
   B        $0.4888          $0.0226         $0.0864
   C        $0.4907          $0.0226         $0.0864
   Y        $0.5475          $0.0226         $0.0864
   Z        $0.5591          $0.0226         $0.0864

--------------------------------------------------------------------------------
INDEX DEFINITION
--------------------------------------------------------------------------------

   The Merrill Lynch (ML) Global High Yield and Emerging Markets Plus
   Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

   The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 11-15.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)

                                        Net Asset    Public Offering
Period                                 Value (NAV)     Price (POP)
Life-of-Class
(8/27/01)                                11.52%          10.75%
5 Years                                  10.41            9.40
1 Year                                   -3.02           -7.35
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2008)
                                          Gross            Net
                                          1.06%           1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer        ML Global
                    Global      High Yield and
                  High Yield   Emerging Markets
                     Fund         Plus Index
8/01                $ 9,550         $10,000
                    $10,163         $10,157
4/03                $12,102         $11,601
                    $14,238         $13,332
4/05                $16,148         $14,714
                    $18,021         $16,192
4/07                $20,478         $18,298
4/08                $19,860         $18,615

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)

                                           If          If
Period                                    Held      Redeemed
Life-of-Class
(11/21/03)                                7.80%       7.63%
1 Year                                   -3.82       -7.35
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2008)
                                          Gross        Net
                                          1.86%       1.86%

--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer        ML Global
                    Global      High Yield and
                  High Yield   Emerging Markets
                     Fund         Plus Index
11/03               $10,000         $10,000
4/04                $10,277         $10,322
4/05                $11,563         $11,391
4/06                $12,811         $12,536
4/07                $14,430         $14,166
4/08                $13,779         $14,411

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/09 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)
                                           If          If
Period                                    Held      Redeemed
Life-of-Class
(11/21/03)                                7.68%       7.68%
1 Year                                   -3.72       -3.72
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2008)
                                          Gross        Net
                                          1.82%       1.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer        ML Global
                    Global      High Yield and
                  High Yield   Emerging Markets
                     Fund         Plus Index
11/03               $10,000         $10,000
4/04                $10,211         $10,322
4/05                $11,487         $11,391
4/06                $12,724         $12,536
4/07                $14,343         $14,166
4/08                $13,810         $14,411

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" results reflect the deduction of 1% CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/09 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)
                                           If          If
Period                                    Held      Redeemed
Life-of-Class
(8/27/01)                                11.38%      11.38%
5 Years                                  10.23       10.23
1 Year                                   -2.43       -2.43
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2008)
                                         Gross        Net
                                          0.70%       0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer        ML Global
                    Global      High Yield and
                  High Yield   Emerging Markets
                     Fund         Plus Index
8/01                $10,000         $10,000
                    $10,643         $10,157
4/03                $12,674         $11,601
                    $14,910         $13,332
4/05                $16,911         $14,714
                    $18,547         $16,192
4/07                $21,144         $18,298
4/08                $20,629         $18,615

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of the Fund's Class Y shares on December 28, 2005 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception on December 28, 2005 would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08                                       CLASS Z SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of April 30, 2008)
                                           If          If
Period                                    Held      Redeemed
Life-of-Class
(8/27/01)                                11.70%      11.70%
5 Years                                  10.66       10.66
1 Year                                   -1.93       -1.93
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2008)
                                          Gross        Net
                                          0.81%       0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer        ML Global
                    Global      High Yield and
                  High Yield   Emerging Markets
                     Fund         Plus Index
8/01                $10,000         $10,000
                    $10,643         $10,157
4/03                $12,674         $11,601
                    $14,910         $13,332
4/05                $16,911         $14,714
                    $18,872         $16,192
4/07                $21,445         $18,298
4/08                $21,031         $18,615

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Z shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception July 6, 2007 would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2007 through April 30, 2008.

Share Class                         A            B            C            Y            Z
---------------------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 11/1/07
Ending Account Value (after     $  972.30    $  968.30    $  968.40    $  976.30    $  981.90
expenses) On 4/30/08
Expenses Paid During Period*    $    5.39    $    9.30    $    8.96    $    3.54    $    3.65

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.90%, 1.83%, 0.72%, and 0.74% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2007 through April 30, 2008.

Share Class                        A            B            C            Y            Z
---------------------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 11/1/07
Ending Account Value (after     $1,019.39    $1,015.42    $1,015.76    $1,021.28    $1,021.18
expenses) On 4/30/08
Expenses Paid During Period*    $    5.52    $    9.52    $    9.17    $    3.62    $    3.72

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.90%, 1.83%, 0.72%, and 0.74% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)
--------------------------------------------------------------------------------

                            S&P/
  Principal    Floating   Moody's
   Amount      Rate (b)   Ratings                                                       Value
                                   CONVERTIBLE PREFERRED STOCK - 0.2%
                                   Materials - 0.2%
                                   Precious Metals & Minerals - 0.2%
$    60,000                B+/NR   Vale Capital, Ltd., 5.5%, 6/15/10           $    4,308,750
                                                                               --------------
                                   TOTAL CONVERTIBLE PREFERRED STOCK
                                   (Cost $3,000,000)                           $    4,308,750
                                                                               --------------
                                   CONVERTIBLE CORPORATE BONDS - 1.0%
                                   Capital Goods - 0.2%
                                   Trading Companies & Distributors - 0.2%
  5,850,000                 B/NR   Wesco Distribution, Inc., 1.75%, 11/15/26   $    4,833,563
                                                                               --------------
                                   Total Capital Goods                         $    4,833,563
                                                                               --------------
                                   Transportation - 0.2%
                                   Marine - 0.2%
  4,200,000                 B/B3   Horizon Lines, 4.25%, 8/15/12               $    3,129,000
                                                                               --------------
                                   Total Transportation                        $    3,129,000
                                                                               --------------
                                   Pharmaceuticals & Biotechnology - 0.1%
                                   Pharmaceuticals - 0.1%
  2,940,000                NR/NR   Pharm Resources, 2.875%, 9/30/10            $    2,616,600
                                                                               --------------
                                   Total Pharmaceuticals & Biotechnology       $    2,616,600
                                                                               --------------
                                   Real Estate - 0.4%
                                   Retail Real Estate Investment Trust - 0.4%
 10,050,000                NR/NR   General Growth Properties, 3.98%,
                                   4/15/27 (144A)                              $    8,140,500
                                                                               --------------
                                   Total Real Estate                           $    8,140,500
                                                                               --------------
                                   Software & Services - 0.1%
                                   Systems Software - 0.1%
  3,270,000                B-/NR   Macrovision Corp., 2.625%, 8/15/11 (144A)   $    2,914,387
                                                                               --------------
                                   Total Software & Services                   $    2,914,387
                                                                               --------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $23,938,007)                          $   21,634,050
                                                                               --------------
                                   ASSET BACKED SECURITIES - 2.5%
                                   Energy - 0.2%
                                   Oil & Gas Equipment & Services - 0.2%
  3,400,000       7.74     NR/NR   Sevan Marine ASA, Floating Rate Note,
                                   5/14/13 (144A)                              $    3,094,000
                                                                               --------------
                                   Total Energy                                $    3,094,000
                                                                               --------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
  Principal  Floating    Moody's
   Amount    Rate (b)    Ratings                                                           Value
                                  Transportation - 0.3%
                                  Airlines - 0.3%
$   750,600               B-/B1   American Airlines, Inc., 7.377%, 5/23/19        $      574,209
  4,398,653              CCC+/B3  American Airlines Inc., 7.379%, 5/23/16 (d)          3,705,865
  1,545,239               B+/B1   Continental Airlines. Inc., 8.499%, 5/1/11           1,467,977
    115,234               B+/B1   Continental Airlines, Inc., 8.312%, 4/2/11             107,743
                                                                                  --------------
                                                                                  $    5,855,794
                                                                                  --------------
                                  Total Transportation                            $    5,855,794
                                                                                  --------------
                                  Consumer Services - 0.3%
                                  Restaurants - 0.3%
  6,240,000               BB/Ba3  Dunkin Brands Master Finance LLC, 8.28%,
                                  6/20/31 (144A)                                  $    5,428,800
                                                                                  --------------
                                  Total Consumer Services                         $    5,428,800
                                                                                  --------------
                                  Food & Drug Retailing - 0.3%
                                  Food Retail - 0.3%
  8,785,000               BB/Aaa  Dominos Pizza Master Issuer LL, 7.629%,
                                  4/25/37                                         $    6,588,750
                                                                                  --------------
                                  Total Food & Drug Retailing                     $    6,588,750
                                                                                  --------------
                                  Banks - 0.5%
                                  Thrifts & Mortgage Finance - 0.5%
  2,250,000      3.00    AAA/Aaa  Carrington Mortgage, Floating Rate Note,
                                  10/25/36                                        $    2,111,530
  2,750,000              AAA/Aaa  Credit-Based Asset Servicing & Securitties,
                                  Floating Rate Note, 3/25/36                          2,587,175
  5,985,000      6.02     BB/Ba2  Taganka Car Loan Finance Plc, Floating Rate
                                  Note, 11/14/13 (144A)                                5,790,488
                                                                                  --------------
                                                                                  $   10,489,193
                                                                                  --------------
                                  Total Banks                                     $   10,489,193
                                                                                  --------------
                                  Diversified Financials - 0.3%
                                  Diversified Financial Services - 0.1%
  2,085,000      3.18    AAA/Aaa  Countrywide Asset Backed Certificates,
                                  Floating Rate Note, 8/25/36                     $    1,301,528
    950,000      3.09    AAA/Aaa  FFML 2006-FF4 A2, Floating Rate Note,
                                  3/25/36                                                890,183
                                                                                  --------------
                                                                                  $    2,191,711
                                                                                  --------------
                                  Specialized Finance - 0.2%
  6,000,000      4.70     3/Baa3  Alfa Dividend Payment Rights Finance, Floating
                                  Rate Note, 12/15/11 (144A)                      $    5,730,000
                                                                                  --------------
                                  Total Diversified Financials                    $    7,921,711
                                                                                  --------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
  Principal   Floating    Moody's
   Amount     Rate (b)    Ratings                                                     Value
                                   Utilities - 0.6%
                                   Electric Utilities - 0.6%
$1,487,095                BB-/Ba2  FPL Energy National Wind, 6.125%,
                                   3/25/19 (144A)                            $    1,477,697
 1,755,080                 BB/Ba2  FPL Energy Wind Funding, 6.876%,
                                   6/27/17 (144A)                                 1,798,957
 8,212,439                 NR/NR   Ormat Funding Corp., 8.25%, 12/30/20           8,376,688
                                                                             --------------
                                                                             $   11,653,342
                                                                             --------------
                                   Total Utilities                           $   11,653,342
                                                                             --------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $54,332,864)                        $   51,031,590
                                                                             --------------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                                   Materials - 0.1%
                                   Forest Products - 0.1%
 4,315,000                 BB/Ba2  T SRA R 2006-1 F, 7.5296%,
                                   10/15/36 (144A)                           $    3,390,983
                                                                             --------------
                                   Total Materials                           $    3,390,983
                                                                             --------------
                                   Banks - 0.2%
                                   Thrifts & Mortgage Finance - 0.2%
 5,800,415        3.13    AAA/Aaa  WAMU Mortgage Pass-Through Certificates,
                                   Floating Rate Note, 4/25/45               $    4,792,140
                                                                             --------------
                                   Total Banks                               $    4,792,140
                                                                             --------------
                                   Telecommunication Services - 0.6%
                                   Integrated Telecommunication Services - 0.6%
 9,670,000                 NR/B2   Global Tower Partners Acquisition,
                                   7.87%, 5/15/37                            $    8,563,075
 4,890,000                 NR/B1   SBA CMBS Trust, 7.825%, 11/15/36               4,158,476
                                                                             --------------
                                                                             $   12,721,551
                                                                             --------------
                                   Total Telecommunication Services          $   12,721,551
                                                                             --------------
                                   TOTAL COLLATERALIZED MORTGAGE
                                   OBLIGATIONS
                                   (Cost $23,660,648)                        $   20,904,674
                                                                             --------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   S&P/
        Principal    Floating    Moody's
         Amount      Rate (b)    Ratings                                                          Value
                                          CORPORATE BONDS - 83.0%
                                          Energy - 12.3%
                                          Coal & Consumable Fuels - 1.3%
      $ 3,650,000                  B/B1   Empire Capital Resources Petroleum,
                                          9.375%, 12/15/11                               $    3,850,750
       13,530,000                 B+/B2   Massey Energy Co., 6.875%, 12/15/13                13,530,000
EURO    6,330,000                 NR/NR   New World Resources BV, 7.375%,
                                          5/15/15 (144A)                                      9,265,341
                                                                                         --------------
                                                                                         $   26,646,091
                                                                                         --------------
                                          Integrated Oil & Gas - 0.4%
          750,000                 B/B2e   Indo Intergrate Energy B, 8.5%, 6/1/12         $      729,857
        6,965,000                 NR/B2   Tristan Oil, Ltd., 10.5%, 1/1/12 (144A)             6,651,575
                                                                                         --------------
                                                                                         $    7,381,432
                                                                                         --------------
                                          Oil & Gas Drilling - 2.3%
       10,705,049                 NR/NR   DDI Holding AS, 9.3%, 1/19/12 (144A)           $   10,383,898
        1,294,587                 NR/NR   DDI Holdings AS, 9.3%, 4/23/12 (144A)               1,270,378
        6,500,000                 NR/NR   Norse Energy ASA, 10.0%, 7/13/10                    1,226,343
       11,203,000                 NR/NR   Norse Energy ASA, 6.5%, 7/14/11 (144A)              8,962,400
       55,500,000                 NR/NR   Norwegian Energy Co., 11.0%, 7/13/10               10,307,470
NOK    32,500,000                 NR/NR   PetroJack AS, 11.0%, 4/12/10                        6,323,330
        8,200,000                 NR/NR   Skeie Drilling & Production, 11.25%, 3/8/13         7,093,000
                                                                                         --------------
                                                                                         $   45,566,819
                                                                                         --------------
                                          Oil & Gas Equipment & Services - 1.6%
        3,675,000                 BB/Ba2  Bristow Group, Inc., 7.5%, 9/15/17             $    3,794,438
        7,965,000                 BB-/B2  Complete Production Service, 8.0%, 12/15/16         7,984,913
        1,600,000        9.01     NR/NR   DP Producer AS, Floating Rate Note,
                                          12/5/11 (144A)                                      1,440,000
        4,200,000                 NR/NR   Nexus, Floating Rate Note, 3/7/12                   3,864,000
        1,900,000                 NR/NR   Petroprod, Ltd., 10.85%, 5/24/13                    1,757,500
        1,500,000        8.71     NR/NR   Petroprod, Ltd., Floating Rate Note, 1/12/12        1,350,000
NOK    16,500,000       10.94     NR/NR   Sevan Drilling, Floating Rate Note, 12/7/12         3,177,879
        6,500,000                 NR/NR   Sevan Marine ASA, 9.25%, 12/20/11 (144A)            6,370,000
NOK    10,000,000       11.86     NR/NR   Sevan Marine ASA, Floating Rate Note,
                                          10/24/12 (144A)                                     1,994,772
                                                                                         --------------
                                                                                         $   31,733,502
                                                                                         --------------
                                          Oil & Gas Exploration & Production - 4.3%
           60,000                  B/B3   Baytex Energy, Ltd., 9.625%, 7/15/10 (144A)    $       60,900
        5,395,000                  B/B3   Baytex Energy, Ltd., 9.625%, 7/15/10                5,475,925
       10,600,000                 NR/NR   Biofuel Energy, 19.0%, 6/7/12                       9,858,000
EURO    2,550,000                 BB/Ba2  Chesapeake Energy, 6.25%, 1/15/17                   3,768,373

The accompanying notes are an integral part of these financial statements.   21

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                   S&P/
       Principal    Floating     Moody's
         Amount     Rate (b)     Ratings                                                              Value
                                           Oil & Gas Exploration & Production - (continued)
     $   500,000                  BB-/B1   Cimarex Energy Co., 7.125%, 5/1/17                $      507,500
       4,270,000                CCC+/Caa1  Harvest Operations Corp., 7.875%, 10/15/11             4,045,825
       6,805,000                  B+/B3    Hilcorp Energy, 7.75%, 11/1/15 (144A)                  6,702,925
       8,075,000                  B+/B3    Hilcorp Energy, 9.0%, 6/1/16 (144A)                    8,418,188
       2,810,000                   B/B3    Mariner Energy, Inc., 8.0%, 5/15/17                    2,760,825
NOK   48,000,000                  NR/NR    PA Resources AB, 8.75%, 3/10/10                        8,961,736
       7,895,000                CCC+/Caa1  Parallel Petroleum Corp., 10.25%, 8/1/14               7,895,000
      87,000,000                  NR/NR    Petromena AS, 9.75%, 5/24/12 (144A)                   16,499,617
       2,150,000                  B/Caa1   Petroquest Energy, Inc., 10.375%, 5/15/12              2,236,000
       4,515,000                  B+/B1    Quicksilver Resources Inc., 7.125%, 4/1/16             4,469,850
       3,760,000                  BB/Ba3   Range Resources Corp., 7.5%, 5/15/16                   3,835,200
       2,405,000                 B+/Caa1   Stone Energy Corp., 6.75%, 12/15/14                    2,254,688
                                                                                             --------------
                                                                                             $   87,750,552
                                                                                             --------------
                                           Oil & Gas Refining & Marketing - 1.2%
      14,795,000                  B+/B3    Aventine Renewable Energy, 10.0%, 4/1/17          $    9,246,875
      11,565,000                  B-/B3    Verasun Energy Corp., 9.375%, 6/1/17 (144A)            7,632,900
       7,695,000                  B+/Ba3   Verasun Energy Corp., 9.875%, 12/15/12                 7,060,163
                                                                                             --------------
                                                                                             $   23,939,938
                                                                                             --------------
                                           Oil & Gas Storage & Transporation - 1.2%
       4,390,000                   B/NR    Blt Finance BV, 7.5%, 5/15/14 (144A)              $    3,204,700
       5,540,000                  BB/Ba1   Enterprise Products, Floating Rate Note,
                                           8/1/66                                                 5,514,173
       2,445,000                CCC+/Caa1  Macermid, Inc., 9.5%, 4/15/17                          2,334,975
       4,000,000                  NR/B1    Semgroup LP, 8.75%, 11/15/15 (144A)                    3,790,000
       6,030,000        7.00      BB/Ba1   Teppco Partners LP, Floating Rate
                                           Note, 6/1/67                                           5,117,353
       6,850,000                  B+/B1    Transport De Gas Del Sur, 7.875%,
                                           5/14/17 (144A)                                         5,223,125
                                                                                             --------------
                                                                                             $   25,184,326
                                                                                             --------------
                                           Total Energy                                      $  248,202,660
                                                                                             --------------
                                           Materials - 14.3%
                                           Aluminum - 2.0%
       8,690,000                 B-/Caa1   Aleris International, Inc., 10.0%, 12/15/16 (d)   $    5,387,800
       3,960,000                  B-/B3    Aleris International, Inc., 9.0%, 12/15/14 (d)         2,910,600
      12,215,000                  B+/B1    Asia Aluminum Holdings, 8.0%,
                                           12/23/11 (144A)                                       11,543,175
      13,395,000                 CCC+/B3   CII Carbon LLC, 11.125%, 11/15/15                     12,859,200
       5,322,000                 B-/Caa2   Indalex Holding, 11.5%, 2/1/14                         4,151,160

22    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                          Value
                                            Aluminum - (continued)
      $ 3,530,000       10.49    CCC+/Caa1  Norandea Aluminium Holdings, Floating Rate
                                            Note, 11/15/14 (144A)                         $    2,824,000
                                                                                          --------------
                                                                                          $   39,675,935
                                                                                          --------------
                                            Commodity Chemicals - 1.9%
          515,000                   B/B3    Arco Chemical Co., 9.8%, 2/1/20               $      450,625
       11,110,000                 CCC/Caa2  Georgia Gulf Corp., 10.75%, 10/15/16 (d)           8,054,750
        7,061,000                CCC+/Caa1  Georgia Gulf Corp., 9.5%, 10/15/14 (d)             5,966,545
        5,300,000                   B/B3    Hexion US Finance/Nova Scotia, 9.75%,
                                            11/15/14                                           5,757,125
        3,410,000                  BB/Ba3   Invista, 9.25%, 5/1/12 (144A)                      3,533,613
EURO    6,910,000                  NR/NR    Kronos International, Inc., 6.5%, 4/15/13          7,726,200
          500,000                  B-/B3    Nell AF Sarl, 8.375%, 8/15/15 (144A)                 362,500
        5,050,000                   B/B3    Tronox Worldwide/Finance, 9.5%, 12/1/12            4,343,000
                                                                                          --------------
                                                                                          $   36,194,358
                                                                                          --------------
                                            Construction Materials - 1.0%
       15,675,000                   B/B2    AGY Holding Corp., 11.0%, 11/15/14 (144A)     $   14,185,875
        1,500,000                CCC+/Caa1  Panolam Industries International, 10.75%,
                                            10/1/13 (d)                                        1,200,000
        6,800,000                   B/B2    U.S. Concrete, Inc., 8.375%, 4/1/14                5,508,000
                                                                                          --------------
                                                                                          $   20,893,875
                                                                                          --------------
                                            Diversified Chemical - 1.7%
       13,825,000                  B-/B3    Basell Finance Co., 8.1%, 3/15/27 (144A)      $    9,193,625
EURO   17,975,000                  B-/B2    Ineos Group Holdings Plc, 7.875%,
                                            2/15/16 (144A)                                    21,011,737
        3,320,000                  B-/B2    Nell AF Sarl, 8.375%, 8/15/15 (144A)               3,764,072
                                                                                          --------------
                                                                                          $   33,969,434
                                                                                          --------------
                                            Diversified Metals & Mining - 1.6%
       10,480,000                  B+/B1    FMG Finance Pty, Ltd., 10.625%,
                                            9/1/16 (144A)                                 $   11,921,000
        2,740,000                 BBB-/Ba2  Freeport-McMoran Copper & Gold,
                                            8.375%, 4/1/17                                     3,027,700
        8,750,000        8.74      B-/B3    Noranda Aluminium Acquisition, Floating Rate
                                            Note, 5/15/15 (144A)                               7,393,750
        6,025,000                  B-/B3    PNA Group, Inc., 10.75%, 9/1/16 (144A)             5,573,125
        5,645,000                 B-/Caa1   Pna Intermed Holding Corp., Floating Rate
                                            Note, 2/15/13                                      4,699,463
                                                                                          --------------
                                                                                          $   32,615,038
                                                                                          --------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                   S&P/
        Principal    Floating    Moody's
         Amount      Rate (b)    Ratings                                                        Value
                                          Forest Products - 0.4%
      $ 4,170,000                 CC/B2   Ainsworth Lumber, 6.75%, 3/15/14 (d)         $    2,356,050
          200,000                 CC/Ca   Ainsworth Lumber, 7.25%, 10/1/12 (d)                112,000
        3,675,000                 B-/B3   Mandra Forestry, 12.0%, 5/15/13 (144A)            3,619,875
        1,250,000                 BB/Ba2  Sino Forest Corp., 9.125%, 8/17/11                1,275,000
                                                                                       --------------
                                                                                       $    7,362,925
                                                                                       --------------
                                          Metal & Glass Containers - 1.2%
EURO    4,245,000                NR/(P)B  Consol Glass, Ltd., 7.625%, 4/15/14 (144A)   $    5,708,973
EURO    8,700,000                 NR/NR   Impress Metal Pack Holding, 9.25%,
                                          9/15/14 (144A)                                   13,401,004
        6,820,000                  B/B2   Vitro Sab De Cv, 9.125%, 2/1/17                   5,854,970
                                                                                       --------------
                                                                                       $   24,964,947
                                                                                       --------------
                                          Paper Packaging - 2.1%
        8,558,000                  B/B1   AEP Industries, Inc., 7.875%, 3/15/13        $    8,172,890
       18,420,000                 B-/B3   Exopack Holding Corp., 11.25%, 2/1/14            17,591,100
        9,530,000                 B-/B3   Graphic Packaging Co., 9.5%, 8/15/13              9,482,350
       10,400,000                  B/NR   Pioneer Natural Resource, 10.0%, 6/1/13           8,008,000
                                                                                       --------------
                                                                                       $   43,254,340
                                                                                       --------------
                                          Precious Metals & Minerals - 0.1%
        2,625,000                 BB/Ba2  Alrosa Finance SA, 8.875%, 11/17/14 (144A)   $    2,825,156
                                                                                       --------------
                                          Specialty Chemicals - 0.3%
        3,005,000                BB+/Ba2  Chemtura Corp., 6.875%, 6/1/16               $    2,674,450
        3,880,000                 BB+/NR  LPG International, Inc., 7.25%, 12/20/15          3,957,600
                                                                                       --------------
                                                                                       $    6,632,050
                                                                                       --------------
                                          Steel - 2.0%
       14,760,000                B-/Caa1  Algoma Acquisition Corp., 9.875%,
                                          6/15/15 (144A)                               $   13,431,600
        3,730,000                 NR/NR   Blaze Recycling & Metals, 10.875%,
                                          7/15/12 (144A)                                    3,431,600
EURO   13,800,000                 NR/NR   Bulgaria Steel Finance, 12.0%, 5/4/13            13,811,502
        3,500,000                BB-/Ba3  Evraz Group SA, 8.875%, 4/24/13 (144A) (d)        3,543,750
        2,735,000                 B+/B2   Ryerson, Inc., 12.0%, 11/1/15 (144A)              2,707,650
EURO    2,505,000                 B/Caa1  Zlomrex International, 8.5%, 2/1/14 (144A)        2,546,261
                                                                                       --------------
                                                                                       $   39,472,363
                                                                                       --------------
                                          Total Materials                              $  287,860,421
                                                                                       --------------
                                          Capital Goods - 6.5%
                                          Building Products - 0.5%
        9,125,000                  B/B2   Esco Corp., 8.625%, 12/15/13 (144A)          $    9,079,375
                                                                                       --------------

24   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                             Value
                                            Construction & Engineering - 0.2%
      $ 3,590,000                  B-/NR    CIA Latino Americano, 9.75%, 5/10/12             $    2,988,675
        2,625,000                 BB-/Ba3   Dycom Industries, 8.125%, 10/15/15                    2,520,000
                                                                                             --------------
                                                                                             $    5,508,675
                                                                                             --------------
                                            Construction & Farm Machinery & Heavy Trucks - 2.4%
        5,685,000                  B-/B3    Accuride Corp., 8.5%, 2/1/15 (d)                 $    5,059,650
        4,775,000                  BB-/B1   American Railcar, 7.5%, 3/1/14                        4,297,500
       12,820,000                  B+/B2    Commercial Vehicle Group, 8.0%, 7/1/13               10,993,150
        2,450,000                   B/B2    Greenbrier Co., Inc., 8.375%, 5/15/15                 2,339,750
       16,550,000                CCC+/Caa2  Stanadyne Corp., Floating Rate Note, 2/15/15         12,495,250
        4,265,000                  B-/B3    Stanadyne Corp., 10.0%, 8/15/14                       4,115,725
        8,330,000                 B-/Caa1   Titan Wheel International, Inc., 8.0%, 1/15/12        8,330,000
                                                                                             --------------
                                                                                             $   47,631,025
                                                                                             --------------
                                            Electrical Component & Equipment - 1.4%
       12,245,000                   B/B3    Baldor Electric, 8.625%, 2/15/17 (d)             $   12,489,900
       13,690,000                  NR/B3    Caiua Serv Electricidad, 11.125%,
                                            4/2/49 (144A)                                        12,937,050
EURO    1,975,000                 CCC+/B3   Vac Finanzierung BMGH, 9.25%,
                                            4/15/16 (144A)                                        2,764,216
                                                                                             --------------
                                                                                             $   28,191,166
                                                                                             --------------
                                            Heavy Electrical Equipment - 1.3%
GBP     1,068,594                  AA/Aa1   Altra Industrial Motion, 11.25%, 2/15/13         $    2,316,898
        9,800,000                   B/B1    Altra Industrial Motion, 9.0%, 12/1/11                9,702,000
        9,200,000                   B/B1    Altra Industrial Motion, 9.0%, 12/1/11 (144A)         9,108,000
        4,500,000                   B/B3    Hawk Corp., 8.75%, 11/1/14                            4,567,500
                                                                                             --------------
                                                                                             $   25,694,398
                                                                                             --------------
                                            Industrial Conglomerates - 0.2%
        6,425,000                  B/Caa1   Industrias Unidas, 11.5%,
                                            11/15/16 (144A) (d)                              $    4,465,375
                                                                                             --------------
                                            Industrial Machinery - 0.4%
        9,115,000                   B/B3    Mueller Water Products, 7.375%, 6/1/17           $    7,930,050
                                                                                             --------------
                                            Trading Companies & Distributors - 0.1%
        2,000,000                BBB-/Baa3  Glencore Finance Europe, 8.0%, 2/28/49           $    1,980,000
                                                                                             --------------
                                            Total Capital Goods                              $  130,480,064
                                                                                             --------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                     S&P/
         Principal    Floating     Moody's
          Amount      Rate (b)     Ratings                                                           Value
                                             Commercial Services & Supplies - 1.8%
                                             Diversified Commercial Services - 1.3%
       $19,800,000                 B-/Caa1   NCO Group, Inc., 11.875%, 11/15/14 (d)         $   15,246,000
        11,870,000        7.94      B-/B3    NCO Group, Inc., Floating Rate Note,
                                             11/15/13                                            9,392,138
         1,045,000                  B-/B3    Park-Ohio Industries, Inc., 8.375%, 11/15/14          900,006
                                                                                            --------------
                                                                                            $   25,538,144
                                                                                            --------------
                                             Environmental & Facilities Services - 0.5%
EURO     3,570,000                 BB-/Ba3   Clean Harbors, Inc., 11.25%, 7/15/12 (144A)    $    3,802,050
EURO     1,798,214                  NR/NR    New Reclamation Group, 8.125%,
                                             2/1/13 (144A)                                       2,418,365
         5,100,000                 B-/Caa1   Waste Services, Inc., 9.5%, 4/15/14                 4,998,000
                                                                                            --------------
                                                                                            $   11,218,415
                                                                                            --------------
                                             Total Commercial Services & Supplies           $   36,756,559
                                                                                            --------------
                                             Transportation - 1.5%
                                             Air Freight & Couriers - 0.5%
EURO     6,220,000                  B-/B3e   Ceva Group Plc, 10.0%, 12/1/16 (144A)          $    7,878,749
         2,000,000                  B-/B3    Ceva Group Plc, 10.0%, 9/1/14 (144A) (d)            2,060,000
                                                                                            --------------
                                                                                            $    9,938,749
                                                                                            --------------
                                             Marine - 0.2%
         1,500,000                 BBB-/Ba1  Seabulk International, Inc., 9.5%, 8/15/13     $    1,580,625
         2,410,000                  B-/B3    Trailer Bridge, Inc., 9.25%, 11/15/11               2,313,600
                                                                                            --------------
                                                                                            $    3,894,225
                                                                                            --------------
                                             Railroads - 0.3%
         1,630,000                  B+/B2    Kansas City Southern Mexico,
                                             7.625%, 12/1/13                                $    1,558,688
         3,855,000                  B-/B2    TFM SA De CV, 9.375%, 5/1/12                        4,018,838
                                                                                            --------------
                                                                                            $    5,577,526
                                                                                            --------------
                                             Trucking - 0.5%
        10,585,000                 B-/Caa1   Allison Transmission, 11.25%,
                                             11/1/15 (144A) (d)                             $   10,082,213
                                                                                            --------------
                                             Total Transportation                           $   29,492,713
                                                                                            --------------
                                             Automobiles & Components - 1.1%
                                             Auto Parts & Equipment - 0.9%
         8,600,000                CCC+/Caa1  Cooper Standard Auto, 8.375%, 12/15/14         $    7,095,000
        13,540,000                  B-/B3    Lear Corp., 8.75%, 12/1/16                         12,727,600
                                                                                            --------------
                                                                                            $   19,822,600
                                                                                            --------------

26   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                           Value
                                            Automobile Manufacturers - 0.2%
EURO    1,450,000                 BB/Baa3   General Motors, 7.25%, 7/3/13                  $    1,870,699
        1,500,000                   B/B2    General Motors Acceptance Corp.,
                                            6.75%, 12/1/14                                      1,146,198
                                                                                           --------------
                                                                                           $    3,016,897
                                                                                           --------------
                                            Total Automobiles & Components                 $   22,839,497
                                                                                           --------------
                                            Consumer Durables & Apparel - 2.1%
                                            Footwear - 0.2%
EURO    5,500,000       10.11     B-/Caa1   EDCON Holdings Properties, Ltd., Floating
                                            Rate Note, 6/15/15 (144A)                      $    4,967,027
                                                                                           --------------
                                            Homebuilding - 1.3%
       14,230,000        7.32      B+/B3    Builders Firstsource, Inc., Floating Rate
                                            Note, 2/15/12                                  $   10,601,350
        1,830,000                BBB-/BBB-  C10 Capital SPV, Ltd., Floating Rate Note,
                                            12/31/49 (d)                                        1,636,295
        2,215,000        6.64     BBB-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                            12/31/49                                            2,058,355
        9,370,000                  NR/NR    Desarrollos Metropolitan, 10.875%,
                                            5/9/17 (144A)                                       5,763,487
        1,600,000                  BB-/B1   Meritage Homes Corp., 6.25%, 3/15/15                1,328,000
        4,120,000                 BB-/Ba3   Urbi Desarrollos Urbanos, 8.5%,
                                            4/19/16 (144A)                                      4,181,800
                                                                                           --------------
                                                                                           $   25,569,287
                                                                                           --------------
                                            Housewares & Specialties - 0.6%
        3,730,000                   B/B3    Jarden Corp., 7.5%, 5/1/17 (d)                 $    3,431,600
          500,000                  B-/B3    Yankee Acquisition Corp., 8.5%, 2/15/15               422,500
       10,965,000                CCC+/Caa1  Yankee Acquisition Corp., 9.75%, 2/15/17 (d)        8,799,413
                                                                                           --------------
                                                                                           $   12,653,513
                                                                                           --------------
                                            Total Consumer Durables & Apparel              $   43,189,827
                                                                                           --------------
                                            Consumer Services - 3.3%
                                            Casinos & Gaming - 3.3%
        9,750,000                   B/B2    Buffalo Thunder Revenue Authority,
                                            9.375%, 12/15/14                               $    6,630,000
        4,800,000                   B/B2    Codere Finance SA, 8.25%, 6/15/15 (144A)            6,755,626
        7,610,000                CCC+/Caa1  Fontainebleau Las Vegas, 10.25%,
                                            6/15/15 (144A)                                      5,460,175
        4,095,000                  B+/B1    Galaxy Entertainment Financial, 9.875%,
                                            12/15/12 (144A)                                     4,135,950
        6,260,000                   B/B2    Little Traverse Bay Odawa Inn, 10.25%,
                                            2/15/14 (144A)                                      6,025,250

The accompanying notes are an integral part of these financial statements.   27

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                  S&P/
       Principal   Floating     Moody's
        Amount     Rate (b)     Ratings                                                         Value
                                          Casinos & Gaming - (continued)
EURO   4,515,000       8.25     AAA/Aaa   Lottomatica S.p.A., Floating Rate Note,
                                          3/31/66 (144A)                               $    6,636,934
EURO   3,265,000                 B/B3e    Peermont Global, Ltd., 7.75%, 4/30/14
                                          (144A)                                            4,544,175
         850,000                 BB-/B2   San Pasqual Casino, 8.0%, 9/15/13 (144A)            792,625
       6,990,000                  B/B3    Shingle Springs Tribal, 9.375%, 6/15/15
                                          (144A) (d)                                        6,186,150
       7,255,000                B-/Caa1   Station Casinos, Inc., 6.625%, 3/15/18            4,353,000
       1,995,000                 B/Caa1   Trump Entertainment Resorts, 8.5%, 6/1/15         1,281,788
       8,220,000                  NR/B    Unibet Group PLC, 9.7%, 12/21/10                 12,725,911
                                                                                       --------------
                                                                                       $   65,527,584
                                                                                       --------------
                                          Hotels, Resorts & Cruise Lines - 0.0%
       1,000,000       7.38      B+/B2    HRP Myrtle Beach, Floating Rate Note,
                                          4/1/12 (144A)                                $      910,000
                                                                                       --------------
                                          Total Consumer Services                      $   66,437,584
                                                                                       --------------
                                          Media - 1.8%
                                          Broadcasting & Cable TV - 1.3%
       9,640,000                  B/B1    C&M Finance, Ltd., 8.1%, 2/1/16 (144A)       $    9,736,400
       4,858,000                CCC/Caa3  CCH I LLC, 11.0%, 10/1/15 (d)                     3,777,095
       3,395,000                CCC/Caa2  CCH II LLC/CCH II Cap CP, 10.25%, 9/15/10         3,259,200
       2,345,000                 B-/B2    Kabel Deutschland GMBH, 10.625%, 7/1/14           2,438,800
       6,075,000                 CCC/B3   Univision Communications, 9.75%,
                                          3/15/15 (144A) (d)                                4,389,188
                                                                                       --------------
                                                                                       $   23,600,683
                                                                                       --------------
                                          Publishing - 0.5%
       8,954,052               CCC+/Caa1  AAC Group Holding Corp., 12.75%, 10/1/12     $    6,625,998
       2,065,000                  B/B2    Sheridan Acquisition Corp. 10.25%, 8/15/11        1,904,963
       3,580,000                 B-/B3    Visant Holding Corp., 0.0%, 12/1/13 (STEP)        3,436,800
                                                                                       --------------
                                                                                       $   11,967,761
                                                                                       --------------
                                          Total Media                                  $   35,568,444
                                                                                       --------------
                                          Retailing - 1.4%
                                          Distributors - 0.4%
       9,100,000                 B-/B3    Intcomex, Inc., 11.75%, 1/15/11              $    8,690,500
                                                                                       --------------
                                          General Merchandise Stores - 0.1%
       3,480,000               CCC+/Caa1  Central Garden, 9.125%, 2/1/13 (d)           $    2,940,600
                                                                                       --------------
                                          Home Improvement Retail - 0.1%
       3,240,000                CCC/Caa1  Kar Holdings, Inc., 10.0%, 5/1/15 (144A)     $    3,078,000
                                                                                       --------------

28   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                              Value
                                            Specialty Stores - 0.6%
      $   500,000                  B-/B3    Sally Holdings, 9.25%, 11/15/14 (144A)            $      505,000
       12,255,000                CCC+/Caa1  Sally Holdings LLC, 10.5%, 11/15/16 (d)               12,193,725
                                                                                              --------------
                                                                                              $   12,698,725
                                                                                              --------------
                                            Total Retailing                                   $   27,407,825
                                                                                              --------------
                                            Food & Drug Retailing - 0.4%
                                            Drug Retail - 0.2%
        4,410,000                 CC/Caa3   Duane Reade, Inc., 9.75%, 8/1/11 (d)              $    4,090,275
                                                                                              --------------
                                            Food Distributors - 0.2%
        4,485,000                  B+/B1    JBS SA, 10.5%, 8/4/16 (144A)                      $    4,641,975
                                                                                              --------------
                                            Total Food & Drug Retailing                       $    8,732,250
                                                                                              --------------
                                            Food, Beverage & Tobacco - 2.4%
                                            Agricultural Products - 0.3%
        7,260,000                  BB/Ba2   Cosan SA Industria, 8.25%, 2/15/49 (144A)         $    6,679,200
                                                                                              --------------
                                            Brewers - 0.1%
        1,196,000                  NR/NR    Argentine Beverages, 7.375%, 3/22/12 (144A)       $    1,219,920
          120,000                 BBB/Baa1  Cia Brasileira de Bebida, 8.75%, 9/15/13                 139,200
                                                                                              --------------
                                                                                              $    1,359,120
                                                                                              --------------
                                            Distillers & Vintners - 0.2%
EURO      505,649                  NR/NR    Belvedere, 0.0%, 4/11/14                          $      632,588
EURO    3,286,800                  NR/NR    Belvedere, 7.692%, 4/11/14                             4,111,924
                                                                                              --------------
                                                                                              $    4,744,512
                                                                                              --------------
                                            Packaged Foods & Meats - 1.5%
        6,360,000                  B+/Ba3   Bertin, Ltd., 10.25%, 10/5/16 (144A)              $    6,630,300
        5,100,000                  NR/B2    Fabrica de Productos, 9.25%, 2/23/17 (144A)            4,947,000
        8,000,000                  B+/B1    Marfrig Overseas, Ltd., 9.625%, 11/16/16
                                            (144A) (d)                                             8,080,000
       10,100,000                   B/NR    Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)            9,544,500
                                                                                              --------------
                                                                                              $   29,201,800
                                                                                              --------------
                                            Tobacco - 0.3%
        6,415,000                  B+/B2    Alliance One International, Inc., 8.5%, 5/15/12   $    6,094,250
                                                                                              --------------
                                            Total Food, Beverage & Tobacco                    $   48,078,882
                                                                                              --------------
                                            Health Care Equipment & Services - 3.9%
                                            Health Care Equipment - 1.1%
        7,435,000                CCC+/Caa3  Accellent, Inc., 10.5%, 12/1/13 (d)               $    6,356,925
       14,835,000                 CCC/Caa1  Angiotech Pharmaceutical, 7.75%, 4/1/14 (d)           10,829,550
        4,645,000                  B+/B3    Universal Hospital Services, 8.5%, 6/1/15              4,737,900
                                                                                              --------------
                                                                                              $   21,924,375
                                                                                              --------------

The accompanying notes are an integral part of these financial statements.   29

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                          Value
                                            Health Care Facilities - 1.7%
       $5,200,000                   B/B3    Community Health Systems, 8.875%, 7/15/15     $    5,408,000
        5,285,000                CCC+/Caa1  Hanger Orthopedic Group., 10.25%, 6/1/14           5,417,125
        6,345,000                  BB-/B2   HCA, Inc., 9.625%, 11/15/16                        6,812,944
        4,100,000                  B-/B3    Psychiatric Solutions, 7.75%, 7/15/15              4,192,250
        7,125,000                CCC+/Caa1  Surgical Care Affiliates, 10.0%, 7/15/17
                                              (144A)                                           4,916,250
        9,510,000                  B-/B3    Surgical Care Affiliates, 8.875%, 7/15/15
                                              (144A)                                           7,608,000
                                                                                          --------------
                                                                                          $   34,354,569
                                                                                          --------------
                                            Health Care Services - 0.5%
        3,530,000                CCC+/Caa1  Phibro Animal Health Corp., 13.0%, 8/1/14
                                              (144A)                                      $    3,494,700
        3,665,000                  B-/B3    Rural/Metro Corp., 9.875%, 3/15/15                 3,170,225
        2,630,000                  B+/B3    Universal Hospital Services, Floating Rate
                                            Note, 6/1/15                                       2,485,350
                                                                                          --------------
                                                                                          $    9,150,275
                                                                                          --------------
                                            Health Care Supplies - 0.3%
        1,700,000       10.21    CCC+/Caa1  Medical Services Co., Floating Rate Note,
                                            10/15/11                                      $    1,521,500
EURO    3,615,000                 B-/CAA1   Pts Acquistion, 9.75%, 4/15/17                     4,013,733
                                                                                          --------------
                                                                                          $    5,535,233
                                                                                          --------------
                                            Managed Health Care - 0.3%
        7,350,000                 B-/Caa1   Multiplan, Inc., 10.375%, 4/15/16 (144A)      $    7,129,500
                                                                                          --------------
                                            Total Health Care Equipment & Services        $   78,093,952
                                                                                          --------------
                                            Pharmaceuticals & Biotechnology - 0.8%
                                            Pharmaceuticals - 0.8%
        1,100,000                  B-/B1    AMR Holdco/Emcar Holdco, 10.0%, 2/15/15       $    1,168,750
        7,875,000                   B/B2    Phibro Animal Health Corp., 10.0, 8/1/13
                                              (144A)                                           7,796,250
        7,957,000                  B-/B3    Warner Chilcott Corp., 8.75%, 2/1/15               8,076,355
                                                                                          --------------
                                                                                          $   17,041,355
                                                                                          --------------
                                            Total Pharmaceuticals & Biotechnology         $   17,041,355
                                                                                          --------------
                                            Banks - 5.2%
                                            Diversified Banks - 5.2%
        4,380,000                  NR/Ba2   ALB Finance BV, 9.25%, 9/25/13 (144A)         $    3,635,400
        5,045,000                  NR/Ba2   ALB Finance BV, 9.25%, 9/25/13                     4,187,350
        9,200,000                  NR/B1    ALB Finance BV, 9.375%, 12/31/49                   5,830,224
        6,675,000                  B/Ba1    ATF Bank JSC, 9.25%, 4/12/12 (144A)                6,798,020
        3,360,000                  B+/Ba1   ATF Bank, 9.0%, 5/11/16 (144A)                     3,334,800

30   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
  Principal    Floating     Moody's
   Amount      Rate (b)     Ratings                                                         Value
                                     Diversified Banks - (continued)
$ 1,500,000       10.00    CCC+/Ba3  ATF Capital BV, 10.0%, 12/31/49               $    1,391,250
  4,530,000                BB+/Baa2  ATF Capital BV, 9.25%, 2/21/14 (144A)              4,586,625
 13,970,000                  NR/B2   Banco Macro SA, 8.5%, 2/1/17                      11,769,725
  2,870,000                  NR/B2   Banco Macro SA, 9.75%, 12/18/36                    2,174,025
  6,230,000       10.41     NR/Ba1   Banco Macro SA, Floating Rate Note, 6/7/12         4,952,850
  5,000,000                 B-/Baa3  BTA Finance Luxembourg, 8.25%, 12/31/49            3,204,650
  5,380,000                 NR/Ba1   Centercredit International, 8.625%,
                                     1/30/14 (144A)                                     4,747,850
  3,750,000        9.20     B-/Ba3   Kazkommerts Finance 2 BV, Floating Rate
                                     Note, 11/29/49                                     2,798,438
  1,400,000                 BB/Ba1   Kazkommerts International BV, 8.0%, 11/3/15        1,120,000
  6,880,000                 B+/Ba3   PetroCommerce Finance, 8.75%, 12/17/09             6,862,800
  1,840,000                 NR/BA3   Sibacademfinance, 7.0%, 5/21/10                    2,625,624
  9,200,000                 NR/Ba3   Sibacademfinance Plc, 9.0%, 5/12/09 (144A)         9,052,248
  3,410,000                 B+/Ba2   Temir Capital, 9.5%, 5/21/14                       2,872,925
  1,725,000                BB+/Baa2  TNK-BP Finance SA, 6.625%, 3/20/17 (144A)          1,567,594
 15,400,000                BB+/Baa2  TNK-BP Finance SA, 7.875%, 3/13/18 (144A)         15,246,000
  7,070,000                 BB/Ba1   Turanalem Finance BV, 8.5%, 2/10/15 (144A)         5,938,800
                                                                                   --------------
                                                                                   $  104,697,198
                                                                                   --------------
                                     Total Banks                                   $  104,697,198
                                                                                   --------------
                                     Diversified Financials - 3.0%
                                     Consumer Finance - 2.1%
 12,355,000                 B-/Caa1  Ace Cash Express Inc., 10.25%,
                                     10/1/14 (144A)                                $    9,884,000
  2,505,000                 B+/Ba3   Americredit Corp., 8.5%, 7/1/15 (144A)             1,941,375
  6,955,000                  B/B1    Ford Motor Credit Co., 5.7%, 1/15/10               6,509,449
  3,295,000                  B/B1    Ford Motor Credit Co., 8.0%, 12/15/16              2,883,777
  5,850,000                 BB/Ba3   Hipotecaria Su Casita SA, 8.5%,
                                     10/4/16 (144A)                                     5,659,875
 12,015,000                  B/NR    Industrias Metalurgicas Pescar, 11.25%,
                                     10/22/14                                          10,813,500
  3,465,000                 BB-/Ba2  Russian Stand Bank, 7.5%, 10/7/10 (144A)           3,187,800
                                                                                   --------------
                                                                                   $   40,879,776
                                                                                   --------------
                                     Investment Banking & Brokerage - 0.6%
 11,815,000                  B-/B3   Alliance One International, Inc., 10.375%,
                                     10/15/17                                      $   12,523,900
                                                                                   --------------

The accompanying notes are an integral part of these financial statements.   31

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
  Principal    Floating     Moody's
   Amount      Rate (b)     Ratings                                                           Value
                                      Specialized Finance - 0.3%
$ 3,640,000                   B/B3    Firekeepers Development Authority 13.875%,
                                      5/1/15 (144A)                                  $    3,694,600
  1,010,000         0.0      NR/NR    Successor II, Ltd., Cat Bond, Floating Rate
                                      Note, 4/6/10                                        1,008,283
  1,925,000       28.01      NR/NR    Successor II, Ltd., Cat Bond, Floating Rate
                                      Note, 4/6/10                                        1,921,150
                                                                                     --------------
                                                                                     $    6,624,033
                                                                                     --------------
                                      Total Diversified Financials                   $   60,027,709
                                                                                     --------------
                                      Insurance - 3.2%
                                      Insurance Brokers - 1.1%
 13,140,000                 CCC/Caa1  Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)   $   10,774,800
 13,710,000                CCC+/Caa1  Hub International Holdings, 10.25%,
                                      6/15/15 (144A)                                     10,008,300
  2,270,000                 CCC/Caa1  Usi Holdings Corp., 9.75%, 5/15/15 (144A)           1,793,300
                                                                                     --------------
                                                                                     $   22,576,400
                                                                                     --------------
                                      Life & Health Insurance - 0.2%
  4,746,000                  B+/B2    Presidential Life Corp., 7.875%, 2/15/09       $    4,740,068
                                                                                     --------------
                                      Multi-Line Insurance - 0.3%
  3,320,000                 BB+/Baa3  Liberty Mutual Group, 7.0%, 3/15/37 (144A)     $    3,060,496
  2,975,100                  B+/NR    Sul America Partecipacoe, 8.625%,
                                      2/15/12 (144A)                                      3,064,353
                                                                                     --------------
                                                                                     $    6,124,849
                                                                                     --------------
                                      Property & Casualty Insurance - 0.5%
  1,875,000        7.13      BB+/NR   Blue Fin, Ltd., Floating Rate Note, 4/10/12    $    1,862,813
  2,000,000                  BB+/NR   Kingsway America, Inc., 7.5%, 2/1/14                1,802,500
  7,500,000       14.00      AA/Aa2   MBIA, Inc., Floating Rate Note, 1/15/33
                                      (144A) (d)                                          6,862,500
                                                                                     --------------
                                                                                     $   10,527,813
                                                                                     --------------
                                      Reinsurance - 1.1%
  1,375,000       14.98      NR/NR    Atlas Reinsurance Plc, Floating Rate Note,
                                      1/10/11 (144A)                                 $    2,176,246
  2,750,000        7.37      BB/NR    Foundation RE, Ltd., Floating Rate Note,
                                      11/24/08 (144A)                                     2,687,300
  2,600,000       11.94      NR/B3    Globecat, Ltd., Floating Rate Note,
                                      1/2/13 (144A)                                       2,628,080
    375,000        8.69      NR/B3    Globecat, Ltd., Floating Rate Note,
                                      1/2/13 (144A)                                         381,263
  1,000,000        8.34      NR/NR    Green Valley, Ltd., Floating Rate Note,
                                      1/10/11 (144A)                                      1,574,123

32   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
  Principal    Floating     Moody's
   Amount      Rate (b)     Ratings                                                          Value
                                      Reinsurance - (continued)
$   435,000        7.25      NR/NR    Newton Re, Ltd., Floating Rate Note,
                                      12/24/10 (144A)                               $      435,479
    745,000        9.55      NR/NR    Newton Re, Ltd., Floating Rate Note,
                                      12/24/10 (144A)                                      733,080
  3,665,000                  BBB/NR   Platinum Underwriters HD, 7.5%, 6/1/17             3,603,428
    500,000       13.08       B/NR    Redwood Capital, Ltd., Floating Rate Note,
                                      6/5/09                                               500,200
  1,050,000        6.31      NR/NR    Redwood Capital X, Ltd., Floating Rate Note,
                                      1/9/09 (144A)                                      1,050,420
    300,000        7.46      NR/NR    Redwood Capital X, Ltd., Floating Rate Note,
                                      1/9/09 (144A)                                        300,270
  1,850,000        7.36      NR/NR    Redwood Capital X, Ltd., Floating Rate Note,
                                      1/9/09 (144A)                                      1,851,665
  1,600,000       11.53      B-/NR    Residential Rein 2005, Floating Rate Note,
                                      6/6/08 (144A)                                      1,599,360
                                                                                    --------------
                                                                                    $   19,520,914
                                                                                    --------------
                                      Total Insurance                               $   63,490,044
                                                                                    --------------
                                      Real Estate - 2.0%
                                      Real Estate Management & Development - 2.0%
  6,750,000                   B/B     Alto Palermo SA, 7.875%, 5/11/17 (144A)       $    5,062,500
  6,840,000       10.65      B-/B-    Alto Palermo SA, Floating Rate Note,
                                      6/11/12 (144A)                                     5,546,556
  9,090,000                  BB-/NR   BR Malls International Finance, 9.75%,
                                      12/31/49 (144A)                                    9,305,888
    895,000                  B+/B1    China Properties Group, 9.125%,
                                      5/4/14 (144A)                                        626,500
  8,145,000                 BB-/Ba3   Greentown China Holdings, 9.0%,
                                      11/8/13 (144A)                                     6,434,550
  8,405,000                  B+/NR    Inversiones Y Rep, 8.5%, 2/2/17 (144A)             6,871,088
 11,900,000                  B+/B1    Neo-China Group Holdings, 9.75%, 7/23/14           5,771,500
                                                                                    --------------
                                                                                    $   39,618,582
                                                                                    --------------
                                      Total Real Estate                             $   39,618,582
                                                                                    --------------
                                      Software & Services - 2.8%
                                      Application Software - 0.1%
  2,195,000                CCC+/Caa1  Open Solutions, Inc., 9.75%, 2/15/15 (144A)   $    1,777,950
                                                                                    --------------

The accompanying notes are an integral part of these financial statements.   33

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
  Principal    Floating     Moody's
   Amount      Rate (b)     Ratings                                                           Value
                                      Data Processing & Outsourced Services - 1.8%
$23,825,000                   B/B3    First Data Corp., 9.875%, 9/24/15 (144A) (d)   $   21,680,750
  1,360,000                CCC+/Caa1  Ipayment, Inc., 9.75%, 5/15/14                      1,169,600
 17,350,000                 B-/Caa1   Pegasus Solutions, Inc., 10.5%, 4/15/15            13,880,000
                                                                                     --------------
                                                                                     $   36,730,350
                                                                                     --------------
                                      IT Consulting & Other Services - 0.5%
     13,290                 CCC+/B2   Msx International, 12.5%, 4/1/12 (144A)        $   10,632,000
                                                                                     --------------
                                      Systems Software - 0.4%
  9,590,000                 B-/Caa1   Vangent, Inc., 9.625%, 2/15/15                 $    8,055,600
                                                                                     --------------
                                      Total Software & Services                      $   57,195,900
                                                                                     --------------
                                      Technology Hardware & Equipment - 1.1%
                                      Communications Equipment - 0.3%
  6,460,000                  B+/B1    Mastec, Inc., 7.625%, 2/1/17                   $    5,652,500
                                                                                     --------------
                                      Computer Hardware - 0.3%
  7,760,000                CCC+/Caa1  Activant Solutions, Inc., 9.5%, 5/1/16         $    6,518,400
                                                                                     --------------
                                      Technology Distributors - 0.5%
  9,575,000                   B/B1    Da-Lite Screen Co., Inc., 9.5%, 5/15/11        $    9,096,250
                                                                                     --------------
                                      Total Technology Hardware & Equipment          $   21,267,150
                                                                                     --------------
                                      Semiconductors - 0.6%
  3,295,000                  B-/B2    Freescale Semiconductor,
                                      8.875%, 12/15/14 (d)                           $    2,899,600
  2,735,000                  B-/B2    Freescale Semiconductor, 9.125%, 12/15/14           2,249,538
  7,900,000        6.68      B-/B2    Freescale Semiconductor, Floating Rate Note,
                                      12/15/14                                            6,300,250
                                                                                     --------------
                                                                                     $   11,449,388
                                                                                     --------------
                                      Total Semiconductors                           $   11,449,388
                                                                                     --------------
                                      Telecommunication Services - 7.8%
                                      Integrated Telecommunication Services - 2.0%
  4,890,000                  B+/B1    GCI, Inc., 7.25%, 2/15/14                      $    4,083,150
 12,300,000                CCC+/Caa1  Paetec Holdings, 9.5%, 7/15/15                     11,562,000
 23,686,000                  B-/B3    PGS Solutions, Inc., 9.872%, 2/15/17 (144A)        20,547,605
  2,700,000                  B-/B3    Stratos Global Corp., 9.875%, 2/15/13               2,835,000
    980,000                  3/Baa3   Tele Norte Leste Participacoes, 8.0%,
                                      12/18/13                                            1,024,100
                                                                                     --------------
                                                                                     $   40,051,855
                                                                                     --------------

34   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    S&P/
        Principal    Floating     Moody's
         Amount      Rate (b)     Ratings                                                            Value
                                            Wireless Telecommunication Services - 5.8%
      $ 1,920,000                 B-/Caa1   Alltel Corp., 7.0%, 7/1/12                      $    1,632,000
       17,340,000                 CCC+/B3   Broadview Networks Holdings, 11.375%,
                                            9/1/12                                              16,559,700
       12,140,000                 CCC/Caa3  Cell C Pty Ltd., 11.0%, 7/1/15 (144A) (d)           12,079,300
EURO    3,585,000                  BB-/B2   Cell C Pty Ltd., 8.625%, 7/1/12 (144A)               5,662,294
        5,025,000       11.05    CCC+/Caa2  Cleveland Unlimited, Inc., Floating Rate Note,
                                            12/15/10 (144A)                                      4,773,750
       13,540,000                 B-/Caa1   Cricket Communications I,
                                            9.375%, 11/1/14 (d)                                 13,286,125
        7,600,000                  NR/B3    Digicel, Ltd., 9.25%, 9/1/12 (144A)                  7,676,000
EURO    3,500,000       10.75    CCC+/CAA1  Hellas Tel Finance, Floating Rate Note,
                                            1/15/15 (144A)                                       4,282,864
       10,940,000                   B/B1    Hughes Network System, 9.5%, 4/15/14                10,940,000
        6,870,000                  BB-/B1   Inmarsat Finance Plc, Floating Rate Note,
                                            11/15/12                                             6,775,538
        1,950,000                 BB-/Ba2   Mobile Telesystems Finance, 8.0%, 1/28/12            1,986,563
        3,025,000                   B/B1    True Move Co Ltd., 10.375%, 8/1/14 (144A)            2,692,250
       18,455,000                   B/B1    True Move Co Ltd., 10.75%, 12/16/13 (144A)          16,424,950
        2,000,000                 BB+/Ba2   UBS (Vimpelcom), 8.375%, 10/22/11 (144A)             2,059,900
        4,750,000                 BB+/Ba2   UBS (Vimpelcom), 8.25%, 5/23/16 (144A)               4,654,763
        5,975,000                 BB+/Ba2   Vip Fin, 9.125%, 4/30/18 (144A)                      5,980,246
                                                                                            --------------
                                                                                            $  117,466,243
                                                                                            --------------
                                            Total Telecommunication Services                $  157,518,098
                                                                                            --------------
                                            Utilities - 3.7%
                                            Electric Utilities - 2.1%
        6,507,000                  BB/Ba2   AES Chivor, 9.75%, 12/30/14 (144A)              $    7,157,700
       10,835,000                   B/NA    CIA Transporte Energia, 8.875%,
                                            12/15/16 (144A)                                      8,315,863
       13,990,000                 BB-/Ba3   Intergen NV, 9.0%, 6/30/17                          14,619,550
        1,290,000                  BB/NR    ISA Capital Do Brasil SA, 8.8%,
                                            1/30/17 (144A)                                       1,373,850
        1,824,473                  NR/Ba1   Juniper Generation, 6.79%, 12/31/14 (144A)           1,910,515
        5,940,000                  NR/NR    Mirant JPSCO Finance Ltd., 11.0%,
                                            7/6/16 (144A)                                        6,237,000
                                                                                            --------------
                                                                                            $   39,614,478
                                                                                            --------------
                                            Gas Utilities - 0.1%
        4,065,000        7.20      BB/Ba1   Southern Union Co., 7.2%, 11/1/66               $    3,318,040
                                                                                            --------------
                                            Independent Power Producer & Energy Traders - 0.6%
       12,375,000                  CCC/B3   TXU Energy Co., 10.25%, 11/1/15                 $   12,900,925
                                                                                            --------------

The accompanying notes are an integral part of these financial statements.   35

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                        S&P/
            Principal     Floating     Moody's
             Amount       Rate (b)     Ratings                                                         Value
                                                Multi-Utilities - 0.9%
      $     8,310,000                  BB/Ba2   NSG Holdings LLC, 7.75%, 12/15/25 (144A)     $    8,102,250
           12,000,000                  NR/NR    Power Contract Financing LLC, 0.681%,
                                                2/5/10 (144A)                                    10,380,000
                                                                                             --------------
                                                                                             $   18,482,250
                                                                                             --------------
                                                Total Utilities                              $   74,315,693
                                                                                             --------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $1,807,673,570)                        $1,669,761,795
                                                                                             --------------
                                                FOREIGN GOVERNMENT BONDS - 0.8%
                                                Government - 0.8%
ITL     1,450,000,000                  B+/B2    Banco Nac De Desen Econo, 8.0%, 4/28/10      $    1,220,647
BRL        10,350,000                 BB+/Ba1   Federal Republic of Brazil, 12.5%, 1/5/16         6,297,644
BRL         2,480,000                 BB+/Ba1   Republic of Brazil, 12.5%, 1/5/22                 1,561,987
COP     2,510,000,000                 BB+/Ba2   Republic of Columbia, 11.75%, 3/1/10              1,447,419
COP    10,258,000,000                  BB/Ba2   Republic of Columbia, 12.0%, 10/22/15             6,215,381
                                                                                             --------------
                                                                                             $   16,743,078
                                                                                             --------------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $12,546,185)                           $   16,743,078
                                                                                             --------------
                                                MUNICIPAL BONDS - 0.8%
                                                Commercial Services & Supplies - 0.1%
                                                Environmental & Facilities Services - 0.1%
            4,400,000        9.83      NR/NR    Ohio Air Quality Development, Floating Rate
                                                Note, 6/8/22                                 $    2,860,000
                                                                                             --------------
                                                Total Commercial Services & Supplies         $    2,860,000
                                                                                             --------------
                                                Government - 0.7%
                                                Municipal Airport - 0.0%
               15,000                   B/B3    New Jersey Economic Development Authority
                                                Special Facility Revenue, 7.0%, 11/15/30     $       13,691
                                                                                             --------------
                                                Municipal Facilities - 0.0%
              250,000                BBB+/Baa2  East Chicago Independent Exempt Facilities,
                                                7.0%, 1/1/14                                 $      258,975
                                                                                             --------------
                                                Municipal School District - 0.4%
            8,875,000       12.50      NR/NR    Non-Profit Preferred Funding, TR I, Various
                                                States, Floating Rate Note, 9/15/37          $    8,392,821
                                                                                             --------------

36   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
  Principal    Floating     Moody's
   Amount      Rate (b)     Ratings                                                           Value
                                     Municipal Utilities - 0.3%
$ 3,835,000        8.90     AAA/NR   San Antonio Texas Electricity & Gas, Floating
                                     Rate Note, 2/1/19 (144A)                        $    4,939,595
                                                                                     --------------
                                     Total Government                                $   13,605,082
                                                                                     --------------
                                     TOTAL MUNICIPAL BONDS
                                     (Cost $18,426,631)                              $   16,465,082
                                                                                     --------------
                                     SENIOR SECURED FLOATING RATE LOAN
                                     INTERESTS - 6.4%**
                                     Energy - 0.4%
                                     Oil & Gas Exploration & Production - 0.4%
    278,500                  NR/NR   Concho Resources, Term Loan, 7.15%,
                                     3/27/12                                         $      276,759
  5,830,000                  NR/NR   Sandridge Energy, Term Loan, 8.625%, 4/1/15          5,866,438
  1,680,000                  NR/NR   Sandridge Energy, Term Loan, 6.32%, 4/1/14           1,600,200
  1,400,000                 B/Caa1   Venoco Inc., Second Lien, 7.13%, 5/7/14              1,274,000
                                                                                     --------------
                                                                                     $    9,017,397
                                                                                     --------------
                                     Total Energy                                    $    9,017,397
                                                                                     --------------
                                     Materials - 0.4%
                                     Steel - 0.4%
 10,272,500                  NR/NR   Niagara Corp., Term Loan, 7.86%, 6/29/14        $    8,526,175
                                                                                     --------------
                                     Total Materials                                 $    8,526,175
                                                                                     --------------
                                     Capital Goods - 0.6%
                                     Aerospace & Defense - 0.4%
  8,540,000                CCC+/Ba3  Aeroflex, Inc., Senior Unsecured Bridge,
                                     11.75%, 8/15/08                                 $    7,856,800
                                                                                     --------------
                                     Construction & Engineering - 0.1%
  1,144,574                  NR/NR   Custom Building Products, Term Loan, First
                                     Lien, 9.72%, 10/20/11                           $      995,779
  3,150,000                  NR/NR   Custom Building Products, Second Lien,
                                     9.72%, 4/20/12                                       2,551,500
                                                                                     --------------
                                                                                     $    3,547,279
                                                                                     --------------
                                     Construction & Farm Machinery & Heavy Trucks - 0.1%
  1,193,761                  BB/NR   Rental Service Corp., Second Lien Initial Term
                                     Loan, 6.23%, 11/21/13                           $    1,042,303
                                                                                     --------------
                                     Total Capital Goods                             $   12,446,382
                                                                                     --------------

The accompanying notes are an integral part of these financial statements.   37

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                    S&P/
         Principal    Floating    Moody's
          Amount      Rate (b)    Ratings                                                         Value
                                           Commercial Services & Supplies - 0.3%
                                           Diversified Commercial Services - 0.2%
       $ 4,100,000                 B+/B2   J.G.Wentworth, First Lien, 4.92% 3/1/14       $    3,184,335
         1,129,538                BB-/Ba3  NCO Financial System, Term B Advance,
                                           7.2%, 5/15/13                                      1,058,000
                                                                                         --------------
                                                                                         $    4,242,335
                                                                                         --------------
                                           Environmental & Facilities Services - 0.1%
         1,178,072                BB-/Ba3  Waste Services, Tranche E Term Loan,
                                           5.15%, 3/31/11                                $    1,169,237
                                                                                         --------------
                                           Total Commercial Services & Supplies          $    5,411,572
                                                                                         --------------
                                           Transportation - 0.4%
                                           Air Freight & Couriers - 0.4%
EURO     5,713,940                 NR/NR   Louis Topco Ltd., Term Loan, 12.13%, 6/1/17   $    6,522,895
           295,802                 B/Ba2   TNT Logistics, Additional Pre Funded L/C,
                                           2.6%, 11/4/13                                        268,440
           895,643                 NR/B+   TNT Logistics, U.S. Term Loan, 5.86%,
                                           11/4/13                                              821,752
                                                                                         --------------
                                                                                         $    7,613,087
                                                                                         --------------
                                           Total Transportation                          $    7,613,087
                                                                                         --------------
                                           Automobiles & Components - 0.0%
                                           Automobile Manufacturers - 0.0%
           987,500                 NR/NR   General Motors Corp., Secured Term Loan,
                                           5.06%, 12/16/13                               $      930,256
                                                                                         --------------
                                           Total Automobiles & Components                $      930,256
                                                                                         --------------
                                           Consumer Durables & Apparel - 0.1%
                                           Homebuilding - 0.1%
           651,768                 B+/B2   LandSource Communities Development, Facility
                                           B Loan, 9.0%, 2/13/13                         $      462,212
         8,650,000                 B+/B2   LandSource Communities Development, 2nd
                                           Lien Term Loan, 7.59%, 2/22/14                     1,816,500
                                                                                         --------------
                                                                                         $    2,278,712
                                                                                         --------------
                                           Total Consumer Durables & Apparel             $    2,278,712
                                                                                         --------------

38   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
  Principal    Floating     Moody's
   Amount      Rate (b)     Ratings                                                      Value
                                     Consumer Services - 0.5%
                                     Casinos & Gaming - 0.5%
$ 4,965,166                 BB-/NR   Gateway Casinos & Entertainment, Advance
                                     (First Lien), 5.19%, 7/16/14               $    4,232,804
    995,146                 NR/Ba3   Gateway Casinos & Entertainment, Delayed
                                     Draw Term Advance, 5.19%, 7/16/14                 848,362
  6,250,000                 NR/Caa1  Gateway Casinos & Entertainment, Advance
                                     (Second Lien), 8.19%, 7/16/14                   4,437,500
                                                                                --------------
                                                                                $    9,518,666
                                                                                --------------
                                     Total Consumer Services                    $    9,518,666
                                                                                --------------
                                     Media - 0.2%
                                     Broadcasting & Cable TV - 0.2%
  1,000,000                  B+/B2   Charter Communications, 3rd Lien, 5.17%,
                                     3/5/14                                     $      812,500
  1,416,450                  B+/B1   Charter Communications, Replacement Term
                                     Loan, 4.9%, 3/5/14                              1,254,739
  1,131,450                  B/B3    Knology, Inc., Term Loan, 4.93%, 4/30/12        1,035,277
                                                                                --------------
                                                                                $    3,102,516
                                                                                --------------
                                     Total Media                                $    3,102,516
                                                                                --------------
                                     Retailing - 0.0%
                                     Specialty Stores - 0.0%
    799,850                  NR/NR   Sally Holdings LLC, Term B Loan, 5.6%,
                                     11/18/13                                   $      763,714
                                                                                --------------
                                     Total Retailing                            $      763,714
                                                                                --------------
                                     Household & Personal Products - 0.0%
                                     Personal Products - 0.0%
    247,500                BB-/Baa3  Brickman Holdings, Tranche B Term Loan,
                                     4.7%, 1/23/14                              $      232,031
                                                                                --------------
                                     Total Household & Personal Products        $      232,031
                                                                                --------------
                                     Health Care Equipment & Services - 0.4%
                                     Health Care Facilities - 0.0%
    497,226                 B+/Ba3   Psychiatric Solutions, Inc., Term Loan,
                                     4.56%, 7/1/12                              $      478,580
                                                                                --------------
                                     Health Care Services - 0.1%
    843,782                 BB-/Ba3  Healthsouth Corp., Term Loan,
                                     5.23%, 3/10/13                             $      802,912
                                                                                --------------
                                     Health Care Supplies - 0.3%
  7,510,000                  BB/B1   Inverness Medical Innovations, Term Loan
                                     (Second Lien), 6.92%, 6/26/15              $    6,777,777
                                                                                --------------
                                     Total Health Care Equipment & Services     $    8,059,269
                                                                                --------------

The accompanying notes are an integral part of these financial statements.   39

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                             S&P/
  Principal    Floating    Moody's
   Amount      Rate (b)    Ratings                                                           Value
                                    Pharmaceuticals & Biotechnology - 0.1%
                                    Pharmaceuticals - 0.1%
$ 2,296,717                 BB/NR   Talecris Biotherapeutics Holdings, First Lien
                                    Term Loan, 6.57%, 12/6/13                       $    2,038,336
                                                                                    --------------
                                    Total Pharmaceuticals & Biotechnology           $    2,038,336
                                                                                    --------------
                                    Diversified Financials - 0.1%
                                    Specialized Finance - 0.1%
  3,565,719                 BB-/NR  Ace Cash Express, Term Loan,
                                    6.88%, 10/5/13                                  $    2,870,404
                                                                                    --------------
                                    Total Diversified Financials                    $    2,870,404
                                                                                    --------------
                                    Insurance - 0.7%
                                    Insurance Brokers - 0.5%
  2,935,250                 BB-/NR  Alliant Holdings I, Inc., Term Loan,
                                    5.7%, 8/21/14                                   $    2,759,135
  6,750,000                 B-/NR   AmWins Group, Inc., Initial Term Loan (Second
                                    Lien), 8.23%, 6/11/13                                3,628,125
    644,568                 B+/NR   HUB International Holdings, Delay Draw Term
                                    Loan, 4.4%, 6/13/14                                    580,917
  3,690,374                 B+/NR   HUB International Holdings, Initial Term Loan,
                                    5.2%, 6/13/14                                        3,325,950
                                                                                    --------------
                                                                                    $   10,294,127
                                                                                    --------------
                                    Multi-Line Insurance - 0.2%
  4,198,051                 B-/NR   AmWins Group, Inc., Initial Term Loan,
                                    5.43%, 6/11/13                                  $    3,295,470
                                                                                    --------------
                                    Total Insurance                                 $   13,589,597
                                                                                    --------------
                                    Technology Hardware & Equipment - 0.9%
                                    Electronic Equipment & Instruments - 0.9%
 14,573,921                 NR/NR   Huawei-3Com Co., Ltd., Tranche B Term Loan,
                                    5.63%, 9/28/12                                  $   12,460,702
  5,472,500                BB-/Ba3  Scitor Corp., Term Loan, 6.96%, 9/28/14              5,363,050
                                                                                    --------------
                                                                                    $   17,823,752
                                                                                    --------------
                                    Electronic Manufacturing Services - 0.0%
    866,922                 NR/Ba3  Baldor Electric Co., Term Loan, 4.69%,
                                    1/31/14                                         $      838,024
                                                                                    --------------
                                    Total Technology Hardware & Equipment           $   18,661,776
                                                                                    --------------

40   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  S&P/
       Principal    Floating    Moody's
        Amount      Rate (b)    Ratings                                                         Value
                                         Telecommunication Services - 0.7%
                                         Integrated Telecommunication Services - 0.7%
     $ 7,500,000                 BB-/B3  Intelsat, Ltd., Senior Notes, 0.0%, 1/15/13   $    6,937,500
         289,299                BB-/Ba2  Telesat Canda, U.S. Term II Loan, 3.67%,
                                         10/24/14                                             273,907
       6,846,227                BB-/Ba2  Telesat Canda, U.S. Term I Loan, 5.9%,
                                         10/24/14                                           6,481,988
                                                                                       --------------
                                                                                       $   13,693,395
                                                                                       --------------
                                         Total Telecommunication Services              $   13,693,395
                                                                                       --------------
                                         Utilities - 0.6%
                                         Independent Power Producer & Energy Traders - 0.6%
       4,402,060                 BB/Ba1  NRG Energy, Inc., Credit Linked Deposit,
                                         2.6%, 2/1/13                                  $    4,233,131
       9,013,315                 BB/Ba1  NRG Energy, Inc., Term Loan, 4.2%, 2/1/13          8,667,429
                                                                                       --------------
                                                                                       $   12,900,560
                                                                                       --------------
                                         Total Utilities                               $   12,900,560
                                                                                       --------------
                                         TOTAL SENIOR SECURED FLOATING RATE
                                         LOAN INTERESTS
                                         (Cost $153,339,462)                           $  131,653,845
                                                                                       --------------
                                         RIGHTS/WARRANTS - 0.3%
                                         Energy - 0.3%
                                         Oil & Gas Drilling - 0.3%
NOK   11,203,000                         Norse Energy Corp., ASA*                      $    5,394,208
                                                                                       --------------
                                         Oil & Gas Exploration & Production - 0.0%
         498,836                         Biofuel Energy ASA*                           $            -
                                                                                       --------------
                                         Total Energy                                  $    5,394,208
                                                                                       --------------
                                         Materials - 0.0%
                                         Forest Products - 0.0%
           3,250                         Mandra Forestry-CW13, 5/15/13*                $      422,500
                                                                                       --------------
                                         Total Materials                               $      422,500
                                                                                       --------------
                                         Real Estate - 0.0%
                                         Real Estate Management & Development - 0.0%
       8,190,000                         Neo-China Group Holings, Ltd.,
                                         Warrant -CW-12*                               $      315,268
                                                                                       --------------
                                         Total Real Estate                             $      315,268
                                                                                       --------------
                                         TOTAL RIGHTS/WARRANTS
                                         (Cost $1,646,064)                             $    6,131,976
                                                                                       --------------

The accompanying notes are an integral part of these financial statements.   41

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                                     Value
                TEMPORARY CASH INVESTMENTS - 7.9%
                Repurchase Agreements - 1.4%
$5,435,000      Bank of America Corp., 1.98%, dated
                4/30/08, repurchase price of $5,435,000
                plus accrued interest on 5/1/08 collateral-
                ized by the following:
                $3,395,358, Federal National Mortgage
                Association, 5.0%, 10/1/34 $256,680
                Freddie Mac Giant, 5.0%, 4/1/38
                $2,417,862, Federal National Mortgage
                Association, 5.5%, 7/1/37                            $    5,435,000
 5,435,000      Barclays Plc, 1.98%, dated 4/30/08,
                repurchase price of $5,435,000 plus
                accrued interest on 5/1/08 collateralized
                by the following:
                $1,650,351, Freddie Mac Giant, 5.0 - 7.0%,
                5/1/20 - 11/1/47
                $443,164, Federal Home Loan Mortgage
                Corp., 5.927 - 6.28%, 8/1/36 - 12/1/36
                $570,170, Federal National Mortgage Association
                (ARM), 4.777 - 6.432%, 8/1/35 -
                11/1/37
                $4,102,473, Federal National Mortgage
                Association, 4.0 - 6.5%, 9/1/20 -
                2/1/48                                                    5,435,000
 5,435,000      Deutsche Bank AG, 2.0%, dated 4/30/08,
                repurchase price of $5,435,000 plus ac-
                crued interest on 5/1/08 collateralized by
                the following:
                $3,943,421, Freddie Mac Giant, 4.0 - 7.0%,
                4/1/19 - 4/1/39
                $489,109, Federal Home Loan Mortgage
                Corp., 4.955 - 5.894%, 2/1/37 - 4/1/38
                $1,192,990, Federal National Mortgage Association
                (ARM), 4.414 - 6.308%, 8/1/12 -
                6/1/36
                $1,894,031, U.S Treasury Strip, 0.0%,
                11/15/21 - 8/15/26                                        5,435,000

42   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
  Amount                                                                       Value
                Repurchase Agreements - (continued)
$5,435,000      JP Morgan Chase & Co., 2.0%, dated 4/30/08,
                repurchase price of $5,435,000 plus
                accrued interest on 5/1/08 collateralized by
                $5,776,453, Federal National Mortgage Association,
                4.5 - 7.0%, 1/1/21 - 2/1/38                           $    5,435,000
 5,435,000      Merrill Lynch, Inc. & Co., 1.88%, dated
                4/30/08, repurchase price of $5,435,000
                plus accrued interest on 5/1/08 collateral-
                ized by $5,514,253, Freddie Mac Giant,
                5.5%, 3/1/38                                               5,435,000
                                                                      --------------
                                                                      $   27,175,000
                                                                      --------------
                Security Lending Collateral - 6.5%
                Certificates of Deposit:
   822,788      Banco Santander NY, 2.80%, 10/7/08                    $    1,099,208
   914,209      Bank Bovespa NY, 2.86%, 5/6/08                             1,220,841
 2,285,524      Bank of America, 2.80%, 8/22/08                            3,052,044
   822,788      Bank of Scotland NY, 2.89%, 11/4/08                        1,096,914
 1,142,762      Bank of Scotland NY, 3.03%, 9/26/08                        1,524,305
 2,285,524      BNP Paribas NY, 2.88%, 7/23/08                             3,052,044
   365,684      BNP Paribas NY, 3.035%, 5/23/08                              488,417
 1,371,314      Calyon NY, 2.85%, 8/25/08                                  1,831,283
   457,105      Calyon NY, 2.69%, 01/16/09                                   967,233
 2,285,524      Citibank, 2.85%, 7/29/08                                   3,052,044
 1,695,858      Dexia Bank NY, 3.37%, 09/29/08                             2,259,391
   196,555      Fortis, 3.11%, 09/30/08                                      261,967
   457,105      Fortis, 3.14%, 06/30/08                                      610,070
 2,285,524      NORDEA NY, 2.81%, 8/29/08                                  3,052,044
   365,684      Rabobank Nederland NY, 2.37%, 8/29/08                        488,110
 1,142,762      Royal Bank of Canada NY, 2.57%, 7/15/08                    1,526,022
   882,212      Skandinavian Enskilda Bank NY, 2.70%, 7/17/08              1,178,114
   265,121      Skandinavian Enskilda Bank NY, 3.18%, 09/22/08               353,572
   457,105      Skandinavian Enskilda Bank NY, 3.06% 02/13/09                608,515
   914,209      Svenska Bank NY, 2.70%, 7/17/08                            1,220,843
   457,105      Wachovia Bank, 2.82%, 6/9/08                               2,807,880
                                                                      --------------
                                                                      $   31,750,861
                                                                      --------------
                Commercial Paper:
   246,111      Bank of America, 2.62%, 8/26/08                       $      933,922
   456,865      Calyon, 2.71%, 5/8/08                                        610,088
   685,657      CBA, 2.71%, 7/11/08                                          910,756
   457,104      Deutsche Bank Financial, 2.55%, 7/9/08                       607,449

The accompanying notes are an integral part of these financial statements.   43

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Principal
   Amount                                                              Value
                 Security Lending Collateral - (continued)
 $  365,683      Deutsche Bank Financial, 2.55%, 6/16/08      $      486,742
    548,526      HSBC, 2.67%, 6/16/08                                730,001
    457,105      HSBC, 2.72%, 6/9/08                                 608,650
    457,104      HSBC, 2.89% 7/21/08                                 606,467
    457,105      Lloyds Bank, 2.60%, 6/6/08                          608,828
  1,142,762      Macquarie Bank, 2.87%, 6/26/08                    1,518,900
    457,105      Macquarie Bank, 2.87%, 6/9/08                       608,518
    685,657      Natixis, 2.87%, 7/10/08                             910,539
    685,657      Natixis, 2.87%, 7/21/08                             909,391
    455,774      PARFIN, 2.70%, 6/9/08                               608,631
    457,105      RAB USA, 2.61%, 6/10/08                             608,645
    914,209      Royal Bank of Scotland, 2.66%, 10/21/08           1,203,452
    438,821      Royal Bank of Scotland, 3.00%, 6/12/08              584,181
    365,684      Societe Generale, 2.85%, 5/2/08                     488,288
  1,142,762      Societe Generale, 2.93%, 7/30/08                  1,514,920
    457,105      Societe Generale, 2.98%, 7/2/08                     607,297
  2,056,971      Unicredit Group, 2.89%, 7/17/08                   2,729,077
    457,104      Wachovia, 3.62%,10/28/08                            608,395
    365,165      WestPac, 2.72%, 7/10/08                             485,035
    457,104      WestPac, 2.72%, 7/7/08                              607,341
    685,657      WestPac, 2.77%, 7/9/08                              910,789
                                                              --------------
                                                              $   21,006,302
                                                              --------------
                 Tri-party Repurchase Agreements:
 16,221,229      Barclay's Bank,1.96% 5/1/08                  $   21,661,515
 13,713,141      Deutsche Bank, 1.97% 5/1/08                      18,312,263
 13,713,141      Lehman Brothers, 1.99% 5/1/08                    18,312,263
 13,713,141      Merrill Lynch, 1.95% 5/1/08                      18,312,263
                                                              --------------
                                                              $   76,598,304
                                                              --------------
                 Other:
  1,599,866      ABS CFAT 2008-A A1                                2,136,431
                                                              --------------
                 Total Securities Lending Collateral          $  131,491,898
                                                              --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $158,224,355)                          $  158,666,898
                                                              --------------
                 TOTAL INVESTMENT IN SECURITIES - 104.2%
                 (Cost $2,257,230,327) (a) (c)                $2,097,301,738
                                                              --------------
                 OTHER ASSETS AND LIABILITIES - (4.2)%        $  (85,448,735)
                                                              --------------
                 TOTAL NET ASSETS - 100.0%                    $2,011,853,003
                                                              ==============

44   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2008, the value of these securities amounted to $819,420,533 or 40.7% of total net assets.

STEP Debt obligation initially issued at one coupon which converts to another coupon at a specified date. The rate shown is the rate at the end of the period.


The accompanying notes are an integral part of these financial statements.   45

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $2,258,047,727 was as follows:

      Aggregate gross unrealized gain for all investments in which there is
      an excess of value over tax cost                                         $  40,449,843
      Aggregate gross unrealized loss for all investments in which there is
      an excess of tax cost over value                                          (201,195,832)
                                                                               -------------
      Net unrealized loss                                                      $(160,745,989)
                                                                               =============

(b) Debt obligation with a Floating interest rate. Rate shown is rate at period end.

(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

      United States                             68.2%
      Netherlands                                5.5%
      United Kingdom                             3.0%
      Argentina                                  3.0%
      Brazil                                     2.6%
      Canada                                     2.6%
      Cayman Islands                             1.9%
      South Africa                               1.8%
      Mexico                                     1.7%
      Bermuda                                    1.1%
      Ireland                                    1.0%
      Other (individually less than 1%)          7.6%
                                               -----
                                               100.0%
                                               =====

46   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(d)   At April 30, 2008, the following securities were out on loan:

       Principal
          Amount     Description                                                    Value
 $     7,300,000     Accellent, Inc., 10.5%, 12/1/13                         $  6,241,500
       5,360,000     Accuride Corp., 8.5%, 2/1/15                               4,770,400
       3,878,000     Ainsworth Lumber, 6.75%, 3/15/14                           2,191,070
         100,000     Ainsworth Lumber, 7.25%, 10/1/12                              56,000
       8,500,000     Aleris International, Inc., 10.0%, 12/15/16                2,191,070
         500,000     Aleris International, Inc., 9.0%, 12/15/14                    56,000
       7,200,000     Allison Transmission, 11.25%, 11/1/15 (144A)               6,858,000
       8,855,000     American Airlines Inc., 7.379%, 5/23/16                    7,460,337
       9,500,000     Angiotech Pharmaceutical, 7.75%, 4/1/14                    3,544,150
       1,088,000     Baldor Electric, 8.625%, 2/15/17                           1,109,760
       9,500,000     Cell C Pty Ltd., 11.0%, 7/1/15 (144A)                      9,452,500
       1,800,000     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49        1,609,470
       2,610,000     Central Garden, 9.125%, 2/1/13                             2,205,450
         770,000     Ceva Group Plc, 10.0%, 9/1/14 (144A)                         793,100
       4,712,000     CCH I LLC, 11.0%, 10/1/15                                  3,663,580
       9,400,000     Cricket Communications I, 9.375%, 11/1/14                  9,223,750
       4,360,000     Duane Reade, Inc., 9.75%, 8/1/11                           4,043,900
       1,500,000     Evraz Group SA, 8.875%, 4/24/13 (144A)                     1,518,750
       7,245,000     First Data Corp., 9.875%, 9/24/15 (144A)                   6,592,950
       3,000,000     Freescale Semiconductor, 8.875%, 12/15/14                  2,640,000
       5,231,000     Georgia Gulf Corp., 10.75%, 10/15/16                       3,792,475
          90,000     Georgia Gulf Corp., 9.5%, 10/15/14                            76,050
       2,000,000     Industrias Unidas, 11.5%, 11/15/16 (144A)                  1,390,000
       1,811,000     Jarden Corp., 7.5%, 5/1/17                                 1,666,120
       3,544,000     Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)            3,579,440
       1,000,000     MBIA, Inc., Floating Rate Note, 1/15/33 (144A)               915,000
       5,000,000     NCO Group, Inc., 11.875%, 11/15/14                         3,850,000
       1,485,000     Panolam Industries International, 10.75%, 10/1/13          1,188,000
      12,132,000     Sally Holdings LLC, 10.5%, 11/15/16                       12,071,340
       6,900,000     Shingle Springs Tribal, 9.375%, 6/15/15 (144A)             6,106,500
       1,970,000     Trump Entertainment Resorts, 8.5%, 6/1/15                  1,265,725
       6,000,000     Univision Communications, 9.75%, 3/15/15 (144A)            4,335,000
      10,950,000     Yankee Acquisition Corp., 9.75%, 2/15/17                   8,787,375
                                                                             ------------
                     Total                                                   $125,244,764
                                                                             ============

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

  BRL      Brazilian Real
  COP      Columbian Peso
  EURO     Euro
  ITL      Italian Lira
  GBP      Great British Pounds
  NOK      Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2008 aggregated $201,046,961 and $190,426,817, respectively.


The accompanying notes are an integral part of these financial statements.   47

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 4/30/08 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $125,244,764) (cost $2,257,230,327)                                  $2,097,301,738
  Cash                                                                        9,529,307
  Foreign currencies, at value (cost $3,077,737)                              3,203,419
  Receivables -
   Investment securities sold                                                 4,977,226
   Fund shares sold                                                          15,166,602
   Interest                                                                  51,413,993
   Forward foreign currency portfolio hedge contracts, open net                  19,160
   Due from Pioneer Investment Management, Inc.                                 258,876
  Other                                                                         123,747
                                                                         --------------
     Total assets                                                        $2,181,994,068
                                                                         --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $   28,131,541
   Fund shares repurchased                                                    5,176,970
   Dividends                                                                  4,771,255
   Upon return of securities loaned                                         131,491,898
  Due to affiliates                                                             276,142
  Accrued expenses                                                              273,941
  Unrealized depreciation on unfunded corporate loans                            19,318
                                                                         --------------
     Total liabilities                                                   $  170,141,065
                                                                         --------------
NET ASSETS:
  Paid-in capital                                                        $2,173,504,869
  Undistributed net investment income                                         3,389,355
  Accumulated net realized loss on investments, credit default
    swaps, and foreign currency transactions                                 (5,473,894)
  Net unrealized loss on investments                                       (159,947,907)
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies              380,580
                                                                         --------------
     Total net assets                                                    $2,011,853,003
                                                                         ==============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,299,382,740/114,874,265 shares)                   $        11.31
                                                                         ==============
  Class B (based on $133,658,418/11,845,293 shares)                      $        11.28
                                                                         ==============
  Class C (based on $530,266,276/47,126,365 shares)                      $        11.25
                                                                         ==============
  Class Y (based on $46,783,459/4,195,904 shares)                        $        11.15
                                                                         ==============
  Class Z (based on $1,762,110/154,471 shares)                           $        11.41
                                                                         ==============
MAXIMUM OFFERING PRICE:
  Class A ($11.31 [divided by] 95.5%)                                    $        11.84
                                                                         ==============

48   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/08

INVESTMENT INCOME:
  Dividends                                              $     109,452
  Interest                                                  98,870,256
  Income from securities loaned, net                           395,714
                                                         -------------
     Total investment income                                                  $  99,375,422
                                                                              -------------
EXPENSES:
  Management fees                                        $   6,140,719
  Transfer agent fees and expenses
   Class A                                                   1,156,980
   Class B                                                     130,123
   Class C                                                     323,808
   Class Y                                                       2,383
   Class Z                                                          78
  Distribution fees
   Class A                                                   1,561,272
   Class B                                                     693,070
   Class C                                                   2,712,124
  Administrative fees                                          220,658
  Custodian fees                                                65,368
  Registration fees                                            112,252
  Professional fees                                             91,339
  Printing expense                                              77,306
  Fees and expenses of nonaffiliated trustees                   22,672
  Miscellaneous                                                217,138
                                                         -------------
     Total expenses                                                           $  13,527,290
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                         (258,876)
     Less fees paid indirectly                                                      (32,974)
                                                                              -------------
     Net expenses                                                             $  13,235,440
                                                                              -------------
       Net investment income                                                  $  86,139,982
                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, CREDIT DEFAULT SWAPS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                           $  (6,535,783)
   Credit default swaps                                         84,004
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies       1,131,917        $  (5,319,862)
                                                         -------------        -------------
  Change in net unrealized gain (loss) on:
   Investments                                           $(141,017,669)
   Credit default swaps                                            656
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        (529,802)
   Unfunded corporate loans                                     64,065        $(141,482,750)
                                                         -------------        -------------
  Net loss on investments and foreign currency
   transactions                                                               $(146,802,612)
                                                                              -------------
  Net decrease in net assets resulting from operations                        $ (60,662,630)
                                                                              =============

The accompanying notes are an integral part of these financial statements.   49

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/08 and the Year Ended 10/31/07, respectively

                                                          Six Months Ended
                                                              4/30/08           Year Ended
                                                            (unaudited)          10/31/07
FROM OPERATIONS:
Net investment income                                     $   86,139,982     $  129,651,733
Net realized gain (loss) on investments, credit default
  swaps and foreign currency transactions                     (5,319,862)        22,932,866
Change in net unrealized gain (loss) on
  investments, credit default swaps and foreign
  currency transactions                                     (141,482,750)       (40,344,737)
                                                          --------------     --------------
  Net increase (decrease) in net assets resulting
   from operations                                        $  (60,662,630)    $  112,239,862
                                                          --------------     --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.53 and $0.98 per share, respectively)       $  (58,343,044)    $  (81,601,384)
  Class B ($0.49 and $0.87 per share, respectively)           (5,940,083)       (10,457,546)
  Class C ($0.49 and $0.88 per share, respectively)          (23,397,934)       (37,407,197)
  Class Y ($0.55 and $0.99 per share, respectively)           (1,473,249)          (918,427)
  Class Z ($0.56 and $0.32 per share, respectively)              (20,047)            (2,550)
Net realized gain:
  Class A ($0.11 and $0.06 per share, respectively)          (11,626,930)        (3,435,262)
  Class B ($0.11 and $0.06 per share, respectively)           (1,378,099)          (651,210)
  Class C ($0.11 and $0.06 per share, respectively)           (5,275,114)        (2,128,471)
  Class Y ($0.11 and $0.06 per share, respectively)             (216,293)              (428)
  Class Z ($0.11 and $0.00 per share, respectively)                 (862)
                                                          --------------     --------------
   Total distributions to shareowners                     $ (107,671,655)    $ (136,602,475)
                                                          --------------     --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  474,353,978     $1,371,832,796
Reinvestment of distributions                                 71,620,898         85,601,709
Cost of shares repurchased                                  (512,060,266)      (490,456,742)
                                                          --------------     --------------
  Net increase in net assets resulting from
   Fund share transactions                                $   33,914,610     $  966,977,763
                                                          --------------     --------------
  Net increase (decrease) in net assets                   $ (134,419,675)    $  942,615,150
NET ASSETS:
Beginning of period                                        2,146,272,678      1,203,657,528
                                                          --------------     --------------
End of year period                                        $2,011,853,003     $2,146,272,678
                                                          ==============     ==============
Undistributed net investment income                       $    3,389,355     $    6,423,730
                                                          ==============     ==============

50   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '08 Shares        '08 Amount        '07 Shares         '07 Amount
                                   (unaudited)      (unaudited)
CLASS A
Shares sold                         31,742,474   $362,857,600          80,734,234     $1,009,927,996
Reinvestment of distributions        4,567,409     52,450,544           4,901,901        61,064,428
Less shares repurchased            (32,750,465)  (378,715,367)        (27,783,637)     (345,623,177)
                                   -----------   ------------         -----------     --------------
    Net increase                     3,559,418   $ 36,592,777          57,852,498     $ 725,369,247
                                   ===========   ============         ===========     ==============
CLASS B
Shares sold                          1,011,575   $ 11,616,991           4,803,916     $  60,425,568
Reinvestment of distributions          292,226      3,354,792             381,063         4,737,169
Less shares repurchased             (2,131,977)   (24,518,390)         (3,118,576)      (38,698,904)
                                   -----------   ------------         -----------     --------------
    Net increase (decrease)           (828,176)  $ (9,546,607)          2,066,403     $  26,463,833
                                   ===========   ============         ===========     ==============
CLASS C
Shares sold                          6,230,971   $ 71,206,642          22,244,101     $ 277,806,461
Reinvestment of distributions        1,245,746     14,255,756           1,526,245        18,919,034
Less shares repurchased             (9,238,422)  (105,640,894)         (8,534,278)     (105,507,730)
                                   -----------   ------------         -----------     --------------
    Net increase (decrease)         (1,761,705)  $(20,178,496)         15,236,068     $ 191,217,765
                                   ===========   ============         ===========     ==============
CLASS Y
Shares sold                          2,408,646   $ 26,993,612           1,912,122     $  23,572,759
Reinvestment of distributions          137,280      1,544,371              72,046           881,078
Less shares repurchased               (284,705)    (3,144,617)            (52,409)         (626,919)
                                   -----------   ------------         -----------     --------------
    Net increase                     2,261,221   $ 25,393,366           1,931,759     $  23,826,918
                                   ===========   ============         ===========     ==============
CLASS Z*
Shares sold                            148,804   $  1,679,133               7,906     $     100,012
Reinvestment of distributions            1,363         15,435                   -                 -
Less shares repurchased                 (3,601)       (40,998)                 (1)              (12)
                                   -----------   ------------         -----------     --------------
    Net increase                       146,566   $  1,653,570               7,905     $     100,000
                                   ===========   ============         ===========     ==============

*     Class Z shares were first publicly offered on July 6, 2007.

The accompanying notes are an integral part of these financial statements.   51

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                       Ended
                                                                      4/30/08        Year Ended
                                                                    (unaudited)       10/31/07
CLASS A
Net asset value, beginning of period                                $   12.30        $    12.34
                                                                    ---------        ----------
Increase (decrease) from investment operations:
 Net investment income                                              $    0.51        $     0.96
 Net realized and unrealized gain (loss) on investments, credit
  default swaps and foreign currency transactions                       (0.86)             0.04
                                                                    ---------        ----------
  Net increase (decrease) from investment operations                $   (0.35)       $     1.00
Distributions to shareowners:
 Net investment income                                              $   (0.53)       $    (0.98)
 Net realized gain                                                      (0.11)            (0.06)
                                                                    ---------        ----------
Total distributions                                                 $   (0.64)       $    (1.04)
                                                                    ---------        ----------
Redemption Fee                                                      $       -        $        -
                                                                    ---------        ----------
Net increase (decrease) in net asset value                          $   (0.99)       $    (0.04)
                                                                    ---------        ----------
Net asset value, end of period                                      $   11.31        $    12.30
                                                                    =========        ==========
Total return*                                                           (2.77)%            8.30%
Ratio of net expenses to average net assets+                             1.10%**           1.06%
Ratio of net investment income to average net assets+                    9.04%**           7.73%
Portfolio turnover rate                                                    20%**             31%
Net assets, end of period (in thousands)                           $1,299,383        $1,369,044
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.14%**           1.06%
 Net investment income (loss)                                            9.00%**           7.73%
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.10%**           1.06%
 Net investment income                                                   9.04%**           7.73%

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended     Year Ended     Year Ended     Year Ended
                                                                    10/31/06       10/31/05     10/31/04 (a)   10/31/03 (a)
CLASS A
Net asset value, beginning of period                                $ 11.88        $ 11.79        $ 11.31        $  8.56
                                                                    -------        -------        -------        -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.90        $  0.90        $  0.69        $  1.00
 Net realized and unrealized gain (loss) on investments, credit
  default swaps and foreign currency transactions                      0.49           0.09           0.89           2.75
                                                                    -------        -------        -------        -------
  Net increase (decrease) from investment operations                $  1.39        $  0.99        $  1.58        $  3.75
Distributions to shareowners:
 Net investment income                                              $ (0.90)       $ (0.90)       $ (0.89)       $ (1.00)
 Net realized gain                                                    (0.03)             -          (0.21)             -
                                                                    -------        -------        -------        -------
Total distributions                                                 $ (0.93)       $ (0.90)       $ (1.10)       $ (1.00)
                                                                    -------        -------        -------        -------
Redemption Fee                                                      $  0.00(b)     $  0.00(b)     $     -        $     -
                                                                    -------        -------        -------        -------
Net increase (decrease) in net asset value                          $  0.46        $  0.09        $  0.48        $  2.75
                                                                    -------        -------        -------        -------
Net asset value, end of period                                      $ 12.34        $ 11.88        $ 11.79        $ 11.31
                                                                    =======        =======        =======        =======
Total return*                                                         12.12%          8.52%         14.82%         45.58%
Ratio of net expenses to average net assets+                           1.10%          1.04%          0.75%          0.75%
Ratio of net investment income to average net assets+                  7.44%          7.40%          8.02%          9.76%
Portfolio turnover rate                                                  41%            36%            50%           124%
Net assets, end of period (in thousands)                           $659,845       $343,886        $70,063        $   848
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.18%          1.18%          1.41%         14.37%
 Net investment income (loss)                                          7.37%          7.26%          7.36%         (3.68)%
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.10%          1.04%          0.75%          0.75
 Net investment income                                                 7.44%          7.40%          8.02%          9.76

(a) The Fund Commenced operations on August 27, 2001 and was first publicly offered on December 1, 2003.
(b)   Amount rounds to less than once cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized
+     Ratios with no reduction for fees paid indirectly.

52   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                             Six Months
                                                                               Ended
                                                                              4/30/08       Year Ended
                                                                            (unaudited)      10/31/07
CLASS B
Net asset value, beginning of period                                          $12.27         $  12.31
                                                                              -------        --------
Increase (decrease) from investment operations:
 Net investment income                                                        $ 0.47         $   0.86
 Net realized and unrealized gain (loss) on investments, credit default
  swaps and foreign currency transactions                                      (0.86)            0.03
                                                                              -------        --------
  Net increase (decrease) from investment operations                          $(0.39)        $   0.89
                                                                              -------        --------
Distributions to shareowners:
 Net investment income                                                        $(0.49)        $  (0.87)
 Net realized gain                                                             (0.11)           (0.06)
                                                                              -------        --------
Total distributions                                                           $(0.60)        $  (0.93)
                                                                              -------        --------
Redemption Fee                                                                $    -         $      -
                                                                              -------        --------
Net increase (decrease) in net asset value                                    $(0.99)        $  (0.04)
                                                                              -------        --------
Net asset value, end of period                                                $11.28         $  12.27
                                                                              =======        ========
Total return*                                                                  (3.17)%           7.41%
Ratio of net expenses to average net assets+                                    1.90%**          1.86%
Ratio of net investment income to average net assets+                           8.26%**          6.93%
Portfolio turnover rate                                                           20%(c)           31%
Net assets, end of period (in thousands)                                    $133,658         $155,523
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.90%**          1.86%
 Net investment income                                                          8.26%**          6.93%
Ratios with waiver of fees paid by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   1.90%**          1.85%
 Net investment income                                                          8.26%**          6.94%

The accompanying notes are an integral part of these financial statements.


Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                          12/1/03 (a)
                                                                           Year Ended     Year Ended          to
                                                                            10/31/06       10/31/05        10/31/04
CLASS B
Net asset value, beginning of period                                        $ 11.85        $ 11.76        $   11.47
                                                                            -------        -------        ---------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.80        $  0.80        $    0.82
 Net realized and unrealized gain (loss) on investments, credit default
  swaps and foreign currency transactions                                      0.49           0.09             0.49
                                                                            -------        -------        ---------
  Net increase (decrease) from investment operations                        $  1.29        $  0.89        $    1.31
                                                                            -------        -------        ---------
Distributions to shareowners:
 Net investment income                                                      $ (0.80)       $ (0.80)       $   (0.81)
 Net realized gain                                                            (0.03)             -            (0.21)
                                                                            -------        -------        ---------
Total distributions                                                         $ (0.83)       $ (0.80)       $   (1.02)
                                                                            -------        -------        ---------
Redemption Fee                                                              $  0.00(b)     $  0.00(b)     $       -
                                                                            -------        -------        ---------
Net increase (decrease) in net asset value                                  $  0.46        $  0.09        $    0.29
                                                                            -------        -------        ---------
Net asset value, end of period                                              $ 12.31        $ 11.85        $   11.76
                                                                            =======        =======        =========
Total return*                                                                 11.25%          7.62%           12.12%(c)
Ratio of net expenses to average net assets+                                   1.96%          1.91%            1.58%**
Ratio of net investment income to average net assets+                          6.63%          6.57%            7.26%**
Portfolio turnover rate                                                          41%            36%              50%(c)
Net assets, end of period (in thousands)                                   $130,563        $98,462        $  20,408
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.96%          1.97%            2.20%**
 Net investment income                                                         6.60%          6.51%            6.64%**
Ratios with waiver of fees paid by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  1.96%          1.91%            1.58%**
 Net investment income                                                         6.60%          6.57%            7.26%**

(a)   Class B shares were first publicly offered on December 1, 2003.
(b)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   53

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             Six Months
                                                                               Ended
                                                                              4/30/08       Year Ended
                                                                            (unaudited)      10/31/07
CLASS C
Net asset value, beginning of period                                          $12.24         $  12.28
                                                                              -------        --------
Increase (decrease) from investment operations:
 Net investment income                                                        $ 0.47         $   0.86
 Net realized and unrealized gain (loss) on investments, credit default
  swaps and foreign currency transactions                                      (0.86)            0.04
                                                                              -------        --------
  Net increase (decrease) from investment operations                          $(0.39)        $   0.90
                                                                              -------        --------
Distributions to shareowners:
 Net investment income                                                        $(0.49)        $  (0.88)
 Net realized gain                                                             (0.11)           (0.06)
                                                                              -------        --------
Total distributions                                                           $(0.60)        $  (0.94)
                                                                              -------        --------
Redemption Fee                                                                $    -         $      -
                                                                              -------        --------
Net increase (decrease) in net asset value                                    $(0.99)        $  (0.04)
                                                                              -------        --------
Net asset value, end of period                                                $11.25         $  12.24
                                                                              =======        ========
Total return*                                                                  (3.16)%           7.48%
Ratio of net expenses to average net assets+                                    1.83%**          1.82%
Ratio of net investment income to average net assets+                           8.32%**          6.96%
Portfolio turnover rate                                                           20%(c)           31%
Net assets, end of period (in thousands)                                    $530,266         $598,195
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.83%**          1.81%
 Net investment income                                                          8.32%**          6.96%
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                                   1.83%**          1.82%
 Net investment income                                                          8.33%**          6.96%

   The accompanying notes are an integral part of these financial statements.


Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                          12/1/03 (a)
                                                                           Year Ended     Year Ended          to
                                                                            10/31/06       10/31/05        10/31/04
CLASS C
Net asset value, beginning of period                                        $ 11.82        $ 11.74        $   11.47
                                                                            -------        -------        ---------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.80        $  0.80        $    0.77
 Net realized and unrealized gain (loss) on investments, credit default
  swaps and foreign currency transactions                                      0.49           0.08             0.47
                                                                            -------        -------        ---------
  Net increase (decrease) from investment operations                        $  1.29        $  0.88        $    1.24
                                                                            -------        -------        ---------
Distributions to shareowners:
 Net investment income                                                      $ (0.80)       $ (0.80)       $   (0.76)
 Net realized gain                                                            (0.03)             -            (0.21)
                                                                            -------        -------        ---------
Total distributions                                                         $ (0.83)       $ (0.80)       $   (0.97)
                                                                            -------        -------        ---------
Redemption Fee                                                              $  0.00(b)     $  0.00(b)     $       -
                                                                            -------        -------        ---------
Net increase (decrease) in net asset value                                  $  0.46        $  0.08        $    0.27
                                                                            -------        -------        ---------
Net asset value, end of period                                              $ 12.28        $ 11.82        $   11.74
                                                                            =======        =======        =========
Total return*                                                                 11.30%          7.60%           11.45%(c)
Ratio of net expenses to average net assets+                                   1.89%          1.84%            1.51%**
Ratio of net investment income to average net assets+                          6.66%          6.63%            7.30%**
Portfolio turnover rate                                                          41%            36%              50%(c)
Net assets, end of period (in thousands)                                   $413,213       $288,314        $  92,501
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.89%          1.91%            2.11%**
 Net investment income                                                         6.66%          6.56%            6.70%**
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                                  1.89%          1.84%            1.51%**
 Net investment income                                                         6.66%          6.63%            7.30%**

(a)   Class C shares were first publicly offered on December 1, 2003.
(b)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

54   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended                     12/28/05 (a)
                                                      4/30/08      Year Ended         to
                                                    (unaudited)     10/31/07       10/31/06
CLASS Y
Net asset value, beginning of period                 $12.10         $ 12.19       $ 11.95
                                                     -------        -------       -------
Increase (decrease) from investment operations:
  Net investment income                              $ 0.52         $  0.97       $  0.77
  Net realized and unrealized gain (loss) on
   investments, credit default swaps and
   foreign currency transactions                      (0.81)          (0.01)         0.23
                                                     -------        -------       -------
   Net increase (decrease) from investment
     operations                                      $(0.29)        $  0.96       $  1.00
Distributions to shareowners:
  Net investment income                               (0.55)          (0.99)        (0.76)
  Net realized gain                                   (0.11)          (0.06)            -
                                                     -------        -------       -------
Net increase (decrease) in net asset value           $(0.95)        $ (0.09)      $  0.24
                                                     -------        -------       -------
Net asset value, end of period                       $11.15         $ 12.10       $ 12.19
                                                     =======        =======       =======
Total return*                                         (2.37)%          8.12%         8.63%(b)
Ratio of net expenses to average net assets+           0.72%**         0.70%         0.73%**
Ratio of net investment income to average
  net assets+                                          9.40%**         8.05%         7.66%**
Portfolio turnover rate                                  20%(b)          31%           41%(b)
Net assets, end of period (in thousands)            $46,783         $23,414       $    36
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                         0.72%**         0.70%         0.73%**
  Net investment income                                9.40%**         8.05%         7.66%**
Ratios with waiver of fees by PIM and reduction
  for fees paid indirectly:
  Net expenses                                         0.72%**         0.70%         0.73%**
  Net investment income                                9.40%**         8.05%         7.66%**

(a)   Class Y shares were first publicly offered on December 28, 2005
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   55

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended           7/6/07 (a)
                                                           4/30/08              to
                                                         (unaudited)         10/31/07
CLASS Z
Net asset value, beginning of period                      $12.31           $   12.65
                                                          ------           ---------
Increase (decrease) from investment operations:
  Net investment income                                   $ 0.52           $    0.33
  Net realized and unrealized loss on investments,
   credit default swaps and foreign currency
   transactions                                            (0.75)              (0.35)
                                                          ------           ---------
   Net decrease from investment operations                $(0.23)          $   (0.02)
Distributions to shareowners:
  Net investment income                                    (0.56)              (0.32)
  Net realized gain                                        (0.11)                  -
                                                          ------           ---------
Net decrease in net asset value                           $(0.90)          $   (0.34)
                                                          ------           ---------
Net asset value, end of period                            $11.41           $   12.31
                                                          ======           =========
Total return*                                              (1.81)%             (0.09)%(b)
Ratio of net expenses to average net assets+                0.74%**             0.69%**
Ratio of net investment income to average
  net assets+                                               8.96%**             8.30%**
Portfolio turnover rate                                       20%(b)              31%(b)
Net assets, end of period (in thousands)                  $1,762           $      97
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees paid
  indirectly:
  Net expenses                                              0.74%**             0.69%**
  Net investment income                                     8.96%**             8.30%**
Ratios with waiver of fees by PIM and reduction for
  fees paid indirectly:
  Net expenses                                              0.74%**             0.69%**
  Net investment income                                     8.96%**             8.30%**

(a)   Class Z shares were first publicly offered on July 6, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

56   The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares - Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y and Class Z shares. Class B shares convert to Class A shares eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At April 30, 2008 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

    All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    closed (not subject to examination by tax authorities) due to the statute of limitations; all other tax years remain open.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended October 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                                       2007
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                 $133,484,600
  Long-term capital gain                                             3,117,875
                                                                  ------------
    Total                                                         $136,602,475
                                                                  ============
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2007:

--------------------------------------------------------------------------------
                                                                        2007
--------------------------------------------------------------------------------
  Undistributed ordinary income                                    $15,803,280
  Undistributed long-term gain                                      14,654,845
  Dividend payable                                                  (4,489,347)
  Unrealized depreciation                                          (19,286,359)
                                                                   -----------
    Total                                                          $ 6,682,419
                                                                   ===========
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market of forward currency contracts and the tax basis adjustment on partnerships and credit default swaps.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $374,185 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2008.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C of the Fund, respectively (see Note 5). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 5).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class Y and Class Z shares can bear different transfer agent and distribution expense rates.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    custodian, or sub custodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments.

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.


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--------------------------------------------------------------------------------

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    There were no credit default swap contracts outstanding at April 30, 2008.

Valuation

    Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

2. Unfunded Loan Commitments

As of April 30, 2008, the Fund had unfunded loan commitments of approximately $481,643 (excluding unrealized depreciation on those commitments of $19,318 as of April 30, 2008) which could be


                                                                              63
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Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                        Unfunded
Borrower                                               Commitment
--------------------------------------------------------------------------------
HUB International, Ltd., Delayed Draw Term Loan        $ 184,426
Telesat Canada, Delayed Draw Term Loan                 $ 297,217
--------------------------------------------------------------------------------

3. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion. Effective January 1, 2007, Pioneer's fee is subject to an additional breakpoint. The Fund pays Pioneer a fee at the annual rate of 0.55% of the Fund's average daily net assets greater than $1.5 billion. For the six months ended April 30, 2008, the net management fee was equivalent to 0.63% of the average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund expenses to 1.10%, 2.00% and 2.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through March 1, 2011 for Class A shares and through March 1, 2009 for Class B and Class C shares. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2011 for Class Z shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,460 in management fees, administrative costs and certain other services payable to PIM at April 30, 2008.


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $213,881 in transfer agent fees receivable from PIMSS at April 30, 2008.

5. Distribution Plan

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A Shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. For the period from November 1, 2007 through January 31, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,801 in distribution fees payable to PFD at April 30, 2008.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2008, CDSCs in the amount of $344,619 were paid to PFD.


                                                                              65
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 2008, the Fund had no borrowings under this agreement.

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2008, the Fund's expenses were reduced by $32,974 under such arrangements.

8. Forward Foreign Currency Contracts

At April 30, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at April 30, 2008 were as follows:

-----------------------------------------------------------------------------------------------
                       Net                                                              Net
                   Contracts to       In Exchange     Settlement                     Unrealized
   Currency     (deliver)/receive         For            Date           Value           Gain
-----------------------------------------------------------------------------------------------
EUR (Euro)        (47,900,000)      $ (74,831,775)     5/30/08      $ (74,812,615)    $19,160
-----------------------------------------------------------------------------------------------

At April 30, 2008, the Fund had no outstanding settlement hedges.

9. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007.


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--------------------------------------------------------------------------------

SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


                                                                              67
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Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund.

In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Fund under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fourth quintile relative to its Strategic Insight peer group. The Trustee noted that the Fund's management fee recently was lowered and that the impact of the lower management fee was not fully reflected in the data. They also considered PIM's agreement to add a breakpoint to the management fee schedule as described below.


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Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The


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Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees considered PIM's agreement to add a breakpoint to the management fee schedule so that the management fee would be reduced for Fund assets in excess of $2 billion. The Trustees reviewed the impact that the breakpoint would have on the Fund's management fee versus its Morningstar category peer group. The Trustees concluded that, because of the addition of the breakpoint in the management fee schedule and the reduced fee rate above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Fund.


                                                                              71
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Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
David R. Bock                      Daniel K. Kingsbury, Executive
Mary K. Bush                         Vice President
Margaret B.W. Graham               Mark E. Bradley, Treasurer
Daniel K. Kingsbury                Dorothy E. Bourassa, Secretary
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


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                           This page for your notes.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 27, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 27, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 27, 2008

* Print the name and title of each signing officer under his or her signature.